SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                     POSITRON
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A

    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: N/A

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

                                    POSITRON

                       1304 Langham Creek Drive, Suite 300
                              Houston, Texas 77084


                                -----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                December 17, 1999


                                -----------------

     TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Positron Corporation, a Texas corporation (the "Company"), will be held on Friday, December 17, 1999, at 10:00 a.m., local time, at the Company's headquarters offices located at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084, for the following purposes:
         1. To elect directors to serve for the ensuing year and until their successors are elected.
         2. To approve the adoption of the 1999 Stock Option Plan and the authorization of 4,000,000 common shares issuable pursuant to that Plan.
         3. To approve the adoption of the 1999 Non-Employee Directors' Stock Option Plan and the authorization of 500,000 common shares issuable pursuant to that Plan.
         4. To approve the adoption of the 1999 Stock Bonus Plan and the authorization of 1,000,000 common shares issuable pursuant to that Plan.
         5. To approve the adoption of the 1999 Employee Stock Purchase Plan and the authorization of 500,000 common shares issuable pursuant to that Plan.
         6. To ratify the appointment of Ham, Langston & Brezina as the Company's independent auditors for the fiscal year ended December 31, 1998.
         7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on November 16, 1999 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.


                                             By order of the Board of Directors,


                                             /s/ Gary H. Brooks

                                             Gary H. Brooks
                                             Secretary
Houston, Texas
November 29, 1999

--------------------------------------------------------------------------------
         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN
         PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING,
              YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED
              PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID
                      ENVELOPE ENCLOSED FOR THAT PURPOSE.
--------------------------------------------------------------------------------

                                    POSITRON

                       1304 LANGHAM CREEK DRIVE, SUITE 300
                              HOUSTON, TEXAS 77084



                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

GENERAL

      The enclosed proxy is solicited on behalf of the Board of Directors of Positron Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders to be held on December 17, 1999 at 10:00 a.m. local time, at which shareholders of record of voting securities on November 16, 1999 will be entitled to vote. The voting securities of the Company are shares of its common stock and of its Series A 8% cumulative redeemable preferred stock ("Series A preferred stock.") Voting with the common stock, each share of Series A preferred stock entitles the holder to that number of votes equal to the number of shares of common stock in which such shares of Series A preferred stock would be converted. On October 31, 1999 the Company had issued and outstanding 57,534,660 shares of common stock and 980,948 shares of Series A preferred stock which could be converted into 980,948 shares of common stock. The annual meeting will be held at the Company's headquarters offices located at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084.


VOTING AND REVOCABILITY OF PROXIES

      All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

      Directors are elected by a plurality of the voting power of the common stock and Series A preferred stock voting together a class. Cumulative voting is not permitted in the election of directors. Votes that are withheld will be excluded entirely from the vote and will have no effect. Approval of each of the proposals regarding the 1999 Stock Option Plan, the 1999 Non-Employee Directors' Stock Option Plan, the 1999 Stock Bonus Plan, the 1999 Employee Stock Purchase Plan, and ratification of the Company's outside independent accountants requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting by the shareholders of common stock and Series A preferred stock as a class and entitled to vote, with abstentions not counted as votes for or against.

SOLICITATION

      The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to sharehold-ers. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company; no additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

      Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

      The Company intends to mail this proxy statement on or about November 30, 1999.

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1998, including audited financial statements, and the Quarterly Report on Form 10-QSB for the period ended September 30, 1999, are enclosed.


DISSENTERS' RIGHTS

      Under Texas law, the holders of common stock and preferred stock are not entitled to any dissenters' rights in connection with any of the proposals to be considered at the meeting.


SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Proposals of shareholders that are intended to be presented at the Company's 2000 annual meeting of shareholders must be received by the Company no later than January 7, 2000 in order to be included in the proxy statement and proxy relating to that meeting.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until his death, resignation, or removal.

      There are four nominees for the four Board positions currently established pursuant to the Company's Bylaws. Three of the four nominees are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below. The four candidates receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting will be elected directors of the Company.

                      MANAGEMENT RECOMMENDS A VOTE FOR EACH
                    OF THE NOMINEES FOR DIRECTOR NAMED BELOW

NOMINEES

      Four directors will be elected at the annual meeting to serve for one year expiring on the date of the annual meeting in 2000. Proxies can be voted for no more than four nominees. Set forth below is information regarding the nominees, including information furnished by them.


                                PERCENTAGE OF 1999
                                BOARD OR COMMITTEE
NAME                   AGE      MEETINGS ATTENDED(1)       EXECUTIVE POSITION
------                -----    ----------------------    ----------------------
S. Lewis Meyer          54              100%
Gary H. Brooks          51              100%             President,
                                                         Chief Financial Officer
                                                         (Acting) &
                                                         Secretary
Gary B. Wood, Ph.D.     48              100%
Antonio P. Falcao       27             N/A(2)

-------------------------

1 The percentage of meetings attended is based on the total number of Board and Committee meetings which the particular director was eligible to attend

2 Mr. Falcao is a nominee for election as a director. He did not serve as a director during 1999 or any prior year.

     Mr. Meyer was appointed to the Board on January 22, 1999 in connection with a series of agreements entered into by Company and Imatron Inc. of South San Francisco ("Imatron") in May 1998, pursuant to which Imatron purchased 9,000,000 shares of Company common stock, representing a majority of the Company's common stock at the time. ("Imatron Transaction."). Also on January
22, 1999 Mr. Meyer was appointed as Chairman of the Board. Mr. Meyer also continues to serve as Chief Executive Officer of Imatron, which position he has held since June 23, 1993. From April 1991 until joining Imatron, he was Vice President, Operations of Otsuka Electronics (U.S.A.), Inc., Fort Collins,
Colorado,   a   manufacturer   of  clinical  MR  systems  and   analytical   NMR
spectrometers. From August 1990 to April 1991 he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Prior thereto he was Founder, President and Chief
Executive Officer of American Health Services Corp., (now Insight Health Services) a developer and operator of diagnostic imaging and treatment centers. Mr. Meyer is a director of Imatron, and of FiNet.com, Inc. and the Chairman of its Compensation Committee. Mr. Meyer received his B.S. degree in Physics from the University of the Pacific, Stockton, California in 1966, an M.S. degree in Physics from Pursue University in 1968, and a Ph.D. in Physics from Purdue University in 1971.

     Mr. Brooks has served as a director since January 22, 1999, appointed also in connection with the Imatron Transaction. Also on that date he was appointed as President, Secretary and Treasurer of the Company and served in those capacities on a part-time basis until September 1, 1999, when he assumed those responsibilities on a full-time basis. Prior to joining the Company on a full-time basis, Mr. Brooks served as Vice President of Finance and Administration, Chief Financial Officer and Secretary for Imatron since December 1993. Prior to joining Imatron he was Chief Financial Officer and Director for five years at Avocet, a privately-held sports electronics manufacturer located in Palo Alto, CA. Mr. Brooks received his B.A. in Zoology in 1971 from the University of California, Berkeley, and an M.B.A. in Finance and Accounting in 1973 from the University of California, Los Angeles.

     Dr. Wood has served as a director from April 1990 to the present, and as its Chairman until January 1999. From October 1, 1994 to December 31, 1995 when Dr. Werner Haas was appointed to those positions, he also acted as President and Chief Executive Officer of the Company. He assumed those offices again from February 1997 when Dr. Haas resigned until January 1999 when Mr. Brooks was appointed President. Dr. Wood is also President of Concorde Financial Corporation, a private investment, management and consulting firm which he founded in 1981 and is the founder, chairman and a principal shareholder of OmniMed Corporation, a venture capital investment firm founded in 1986. Dr. Wood is also the founder and Chairman of Uro-Tech Management Corporation (now a wholly owned subsidiary of OmniMed) founded in 1983. Both Uro-Tech and OmniMed specialize in investing in the biotechnology and health care industries. Dr. Wood holds a BS and MS in Electrical Engineering (with special emphasis in biomedical instrumentation) and an interdisciplinary Doctorate of Philosophy from Texas Tech University. Certain of the entities controlled by Dr. Wood are principal shareholders of Positron.

      Antonio P. Falcao is a nominee for director. Since 1994 he has been the Chief Financial Officer for several companies of the A. Amorim Group, a business group based in Portugal that owns Banco Nacional de Credito Imobiliario, a Portugese real estate bank. An affiliate of Amorim is a principal shareholder of the Company. The A. Amorim Group, which is affiliated with Americo Ferreira
Amorim, also has interest in the cork, textile, hotel, oil, finance and telecommunications industries. In addition, since February 1999 Mr. Falcao has served as a director of FiNet.com, Inc., an on-line mortgage banking company. Mr. Falcao received his degree in Finance and Economics from the University of Oporto.


TRANSACTIONS WITH MANAGEMENT AND OTHERS

      S. Lewis Meyer, pursuant to authorization of the Board of Directors, borrowed $10,000 from the Company in June 1999 pursuant to a promissory note bearing 7.0% simple interest, with interest payable quarterly beginning October 1, 1999. The purpose of the loan was to enable Mr. Meyer to purchase 1,500,000 warrants granted to him at that time.

      Gary H. Brooks, pursuant to authorization of the Board of Directors, borrowed $20,000 from the Company in June 1999 pursuant to a promissory note bearing 7.0% simple interest, with interest payable quarterly beginning October 1,1999. The purpose of the loan was to enable Mr. Brooks to purchase 3,000,000 warrants granted to him at that time.

      In January 1995 the Company and Dr. Wood extended an existing Consulting Agreement whereby Dr. Wood continued to provide certain managerial, financial, marketing and organization services to the Company. The Company incurred fees of approximately $80,000 in each of 1996 and 1997 pursuant to the Agreement, and fees of approximately $80,000 in 1998 as payment for Dr. Wood's services as Chief Executive Officer during that year. By its terms, the Agreement expired as of December 31, 1998 and was not renewed. We paid Dr. Wood fees of $6,667 in 1999 for his services as President and Chief Executive Officer until the appointment of Gary Brooks as President on January 22, 1999.

      During 1995 and 1996, in order to fund its activities, the Company borrowed a total of $1,313,000 from Uro-Tech, Ltd., an affiliate of the Company and a Texas limited partnership. The general partner of Uro-Tech is OmniMed Corporation, of which Dr. Wood beneficially owns 63.7% of the outstanding stock. The loan bore interest at 13.8% per year, matured on April 30, 1997 and was thereafter extended in connection with the Imatron Transaction. The Uro-Tech loan was collateralized by liens and security interests encumbering most of the Company's assets, which security interest was thereafter subordinated to a loan from Imatron as part of the Imatron Transaction. In connection with the loan from Uro-Tech in 1995 and 1996, the Company granted Uro-Tech warrants to purchase 67,500 shares of common stock at an exercise price of $2.00 per share exercisable through February 7, 2001. The Company fully retired the Uro-Tech Loan, including all principal and interest due, in September 1999 and in connection therewith and Uro-Tech's forgiveness of certain sums of interest due it by the Company, replaced and cancelled the warrant to purchase 67,500 common shares at an exercise price of $2.00 with a warrant to purchase 100,000 common shares at an exercise price of $1.00. The replacement warrant is exercisable through September 20, 2001.

      The Company and Mr. Brooks entered into an Employment Agreement, effective with his appointment as President on January 22, 1999 pursuant to which Mr. Brooks agreed to be employed by the Company on a part-time basis from the effective date through August 31, 1999 and thereafter on a full time basis. Mr. Brook's initial appointment is as President. Pursuant to the Agreement, which runs initially through June 15, 2000 and then on a rolling six-month basis thereafter, the gross amount of Mr. Brooks's base salary was $1,000 monthly from January 22, 1999 to June 15, 1999, $3,416.67 monthly from June 15, 1999 through August 31, 1999, and $185,000 on an annualized basis on and after September 1, 1999. Mr. Brooks is also entitled to reimbursement for up to $20,000 of relocation expenses to relocate his residence to Houston, Texas, an auto allowance of $500 per month, the right to purchase for $20,000 a warrant to purchase up to three million shares of the Company's common stock exercisable at $0.30 per share, participation in the Company's benefit plans consistent with other executives, and severance on termination without cause in the amount of the greater of the base salary he would have earned to the end of the term or six months. The warrants Mr. Brooks can purchase vest immediately but are subject to the Company's right of repurchase, which right lapses 25% on grant and the remainder quarterly over the next three years. In the event his employment is terminated by the Company without cause or on a change of control, the Company's repurchase right regarding his warrants lapses entirely and any other equity participation he may have in company securities vests immediately.


BOARD COMMITTEES AND MEETINGS

      During 1999 the Board of Directors held three meetings in person and one action by unanimous written consent. The Board of Directors has an Audit Committee whose function is to recommend the engagement of the Company's independent accountants, approve services performed by such accountants, and review and evaluate the Company's accounting system and system of internal controls. The Audit Committee, which consists entirely of non-employee directors, currently consists of Messrs. Meyer and Wood and held one meeting during the fiscal year.

      The Board of Directors also has a Compensation Committee which makes recommendations to the Board of Directors concerning salaries and incentive compensation paid to officers; administers the Company's 1994 and 1999 Stock Option Plans, including the grant of options, the 1999 Non-Employee Directors' Stock Option Plan, the 1999 Stock Bonus Incentive Plan, and the 1999 Employee Stock Purchase Plan; and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which consists of Messrs. Meyer and Wood, held one meeting during the year.

COMPENSATION OF DIRECTORS

      We reimburse directors for their reasonable expenses associated with attending meetings of the Board. Directors who are full-time employees of Positron Corporation are not separately compensated for their service on the Board. In addition, until January 22, 1999 we paid non-employee directors $12,500 annually for their services and attendance at regular Board meetings, and $500 for each additional Board or committee meeting attended, not to exceed an additional $2,500 per year. The Chairman of the Board also received an additional annual retainer of $2,000. Due to the financial liquidity problems we were having during this period, we made no cash payments to any directors during 1996, 1997 of 1998 for their services as director. Since January 22, 1999, and until further notice, non-employee directors are not separately compensated for their services on the Board, although they continue to be reimbursed for their reasonable expenses associated with attending board and committee meetings.

      Non-Employee Director Options. In connection with their services to the Company, directors who were not employees of the Company were entitled to receive an initial grant of 10,500 options to purchase common stock under the 1994 Stock Option Plan (the "1994 Stock Option Plan") upon election to the Board, and subsequent grants at each reelection to the Board of an option to purchase that number of common shares equaling the quotient derived by dividing $15,000 by the fair market value of the common stock on the grant date. The options vested one-third immediately and one-third on each of the next two anniversaries. Unexercised options expired on the optionee ceasing to be a director, unless due to death, disability, or the optionee not being nominated or elected to serve despite his/her willingness to do so.

      Effective October 6, 1999 the Board terminated the 1994 Stock Option Plan and adopted other plans in its place, including the 1999 Non-Employee Directors' Stock Option Plan. Provided it is approved by the shareholders (SEE PROPOSAL THREE OF THIS STATEMENT), upon being appointed to the Board, each non-employee director will be entitled automatically to receive an option to purchase 25,000 shares of common stock at an exercise price equal to 85% of the fair market value of the common stock on the date of grant. In addition, so long as the Plan is in effect and there are shares available for grant, each director in service on January 1 of each year (provided the director has served continuously for at least the preceding 30 days) is entitled to receive an option to purchase 25,000 shares of common stock at an exercise price equal to 85% of the fair market value of the common stock on the date of grant. Initial options as well as annual options granted under the Plan are subject to one of two vesting schedules, either vesting over four years or vesting fully on the date of grant. In the latter event, the common stock acquired upon exercise of such options is subject to the Company's right of repurchase, which right lapses in four equal installments, beginning on the first anniversary of the date of grant.

      The Board may suspend or terminate the Non-Employee Directors' Plan at any time. If no such termination occurs, the Non-Employee Directors' Plan will terminate by its terms on December 31, 2009.

      Employee Director Compensation. Employees who serve as directors of the Company (Mr. Brooks) receive no additional compensation for such service. Mr. Brooks is also a named executive officer of the Company and his compensation is reflected in the Summary Compensation Table contained elsewhere in this statement.

EXECUTIVE OFFICERS

      Our executive officers are elected by the Board of Directors and serve at the Board's discretion. The current executive officers are Gary H. Brooks, who serves as the President, Chief Financial Officer (Acting) and Secretary, and John J. Ariatti, who serves as Vice President, Sales and Marketing.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of the Company's voting securities as of October 31, 1999 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director; (iii) each named executive officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS(A)

                                                          % OF
       NAME AND ADDRESS               NUMBER OF        OUTSTANDING      NUMBER OF SHARES        % OF OUTSTANDING
         OF BENEFICIAL                SHARES OF          COMMON            OF SERIES A              SERIES A
             OWNER                  COMMON STOCK          STOCK          PERFERRED STOCK         PREFERRED STOCK
     --------------------          --------------      ------------    --------------------     ----------------
Uro-Tech Ltd.(b)                      1,174,787           2.0%               433,329                  44.2%

Imatron Inc.(c)                       9,000,000           15.6%

Banco Privado
Portuges(d)                           5,000,000           8.7%

Amorim
Dessenvolvimento,
S.G.P.S., S.A.(e)                     5,000,000           8.7%

Dapicod Investments
Co., Ltd.(f)                          5,000,000           8.7%

------------------------

(a) Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the company.

(b) Includes 424,787 shares of common stock owned by Uro-Tech, Ltd., a Texas limited partnership, the general partner of which is OmniMed Corporation ("OmniMed"). Includes 433,329 shares of common stock issuable upon conversion of 433,329 shares of Series A 8% cumulative convertible redeemable preferred stock, and 216,671 warrants to purchase common stock acquired upon conversion of $650,000 in principle amount of the Uro-Tech loan. Also includes 100,000 shares issuable upon conversion of warrants acquired in connection with extending and retiring the Uro-Tech loan. Dr. Wood is a director and beneficially owns 63.7% of the outstanding voting securities of OmniMed. All shares beneficially owned by OmniMed have been included in the total number of shares beneficially owned by Dr. Wood.

(c) Represents all securities purchased in connection with Imatron Transaction See Proposal 1 of this Statement. The headquarters offices of Imatron are located at 389 Oyster Point blvd., So. San Francisco, CA 94080.

(d)   R. Muezinho da Silveira, 12, 1250 Lisbon, Portugal.

(e) Edificio Amorim, Rua de Melandas No. 380 (Apartado 20), 4536 Mozelos VFR Codex, Portugal.

(f) Edificio Peninsula, Praca do Bom Sucesso 127/131 - 7th, ESC. 702, Ap. 551236EC Galiza, 4051-401 Porto, Portugal.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      The table below presents the security ownership of the Company's Directors and Named Executive Officers.

                                                             AMOUNT AND NATURE OF
TITLE OF CLASS       NAME OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP (AA)     PERCENT OF CLASS (BB)
--------------       ----------------------------          --------------------------    ---------------------
Common               Gary H. Brooks                              3,050,000(cc)                  5.0%
Common               S. Lewis Meyer                              1,579,000(dd)                  2.7%
Common               Gary B. Wood, Ph.D                             80,793(ee)                    *
Common               John J. Ariatti                                40,625(ff)                    *
Common               All Directors and Executive
                     Officers as a Group                         4,750,418                      7.7%

-----------------------

*     Does not exceed 1% of the referenced class of securities.

(aa)  Ownership is direct unless indicated otherwise.

(bb) Calculation based on 57,534,660 common shares outstanding as of October 31, 1999.

(cc) Includes 50,000 shares owned directly and 3,000,000 shares issuable upon the exercise of warrants that are exercisable as of October 31, 1999 or that will become exercisable within 60 days thereafter.

(dd) Includes 79,000 shares owned directly and 1,500,000 shares issuable upon the exercise of warrants that are exercisable as of October 31, 1999 or that will become exercisable within 60 days thereafter.

(ee) Includes 7,304 shares of common stock issuable upon exercise of a warrant held by Dr. Wood and 50,000 shares of common stock issuable upon exercise of options granted to Dr. Wood in March 1995, 7,000 shares of common stock issuable upon exercise of options granted to Dr. Wood in June 1994 and 1,209 shares of common stock issuable upon exercise of options granted to Dr. Wood in June 1995. Also includes 15,280 shares of common stock beneficially owned by OmniMed. Dr. Wood owns 63.7% of the outstanding voting securities of OmniMed.

(ff) Mr. Ariatti was granted an option to purchase 650,000 shares of common stock in connection with his employment, none of which options has yet vested, but 40,625 of which will vest within 60 days of October 31, 1999.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION OF NAMED EXECUTIVES

      The Summary Compensation Table shows certain compensation information for each person who served as Chief Executive Officer during the year and the other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for services rendered in all capacities during fiscal year 1998 and for the first 10 months of fiscal year 1999 (collectively referred to as the "Named Executive Officers"). Compensation data is shown for the fiscal years ended December 31, 1998 and 1997 and for the first ten months of fiscal year 1999. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.

SUMMARY COMPENSATION TABLE


                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------
                                                                               LONG TERM
                                                                             COMPENSATION
                                                  ANNUAL COMPENSATION           AWARDS
                                                                               OPTIONS/           ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR      SALARY($)(a)          BONUS          SARS          COMPENSATION(b)
---------------------------       -----     -------------        -------    ---------------    ---------------
Gary H. Brooks,                   1999         $48,375(c)         -0-                -0-               -0-
  President
Gary B. Wood, Ph.D.,              1999           6,667            -0-                -0-               -0-
  President and Chief             1998          80,004            -0-                -0-
  Executive Officer (2/1/97       1997          33,333            -0-                -0-
  to 1/22/99)
John J. Ariatti                   1999         $15,801(d)         -0-            650,000(d)
Howard Baker                      1998        $155,739(e)         -0-                -0-            $1,986
                                  1997         $86,008            -0-                -0-

-----------------------------

(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.

(b)   Represents the Company's matching contributions to its 401(k) plan.

(c) Mr. Brooks served as President on a part-time basis from January 22, 1999 until September 1, 1999, and thereafter on a full-time basis. This number reflects compensation paid through October 31, 1999. Mr. Brooks also received $20,000 in reimbursement of relocation expenses in 1999.

(d) Mr. Ariatti was appointed Vice President, Sales and Marketing effective September 27, 1999. This number reflects compensation paid him from that date through October 31, 1999. In connection with his employment he was granted options to purchase 650,000 shares of Positron common stock exercisable at $0.47, the market price of the stock on the grant date. The options vest quarterly over the first four years from the date of grant. None of the options is currently exercisable, but 40,625 are exercisable within 60 days of October 31, 1999.

(e) Mr. Baker served as EVP, Sales and Marketing until December 1998 when he resigned.


INCENTIVE AND REMUNERATION PLANS


1999 STOCK BONUS INCENTIVE PLAN

      In October 1999 the Board adopted a Stock Bonus Incentive Plan, which provides, subject to shareholder approval (SEE PROPOSAL FOUR OF THIS STATEMENT) for the grant of bonus shares to any Positron employee or consultant to recognize exceptional service and performance beyond the service recognized by the employee's salary or consultant's fee. The Stock Bonus Plan is currently administered by the Board or by delegation to the Stock Bonus Committee. Each grant of bonus shares is in an amount determined by the Board, up to a maximum of 40% of the participant's salary in the case of any employee or, in the case of a consultant, in an amount determined by the Board in its discretion. The shares becomes exercisable according to a schedule to be established by the Board at the time of grant. The Committee has exclusive authority to act on the following matters: selection of the persons among the eligible participants (which consists of all employees, including officers and directors of the Company, and consultants to the Company) who are to participate in the Stock

Bonus Plan; the determination of each participant's stock bonus opportunity and actual bonus; changes in the Plan, and all other actions the Committee deems necessary or advisable to administer the Plan.

      The total number of shares of Common Stock which may be issued under the Stock Bonus Plan is 1,000,000 shares with no more than 200,000 shares available for issuance in any single calendar year.


STOCK PARTICIPATION AND OPTION PLANS


1987 STOCK OPTION PLAN

      The Company adopted an Amended and Restated 1987 Stock Option Plan (the "1987 Plan") which was adopted by the Board of Directors and shareholders of the Company effective June 1, 1987, was amended on March 13, 1991, and further amended in March 1992, September 1992 and November 1993. The plan provided for options exercisable for up to a total of 188,522 shares of Common Stock. The 1987 Plan provided that incentive options which satisfied the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), could be granted to executives and other key employees (including officers who may be members of the Board of Directors) of the Company and that nonqualified options could be granted to such directors, executive employees and other key employees (including officers who may be members of the Board of Directors of the Company), each as the Board of Directors determined from time to time. If any options granted under the 1987 Plan expired or terminated without being exercised, the shares covered thereby were added back to the shares reserved for issuance under the 1987 Plan.

      The Compensation Committee of the Board of Directors administered the 1987 Plan. The 1987 Plan provided that options could be granted at no less than 75% of the fair market value of the Common Stock on the date of the grant (or 110% of the fair market value for options granted to participants who owned 10% or more of the Company's outstanding Common Stock).

      The Compensation Committee determined, at its discretion, the persons to be granted options, option prices, date of grant and vesting periods, although no option could extend for longer than ten years (five years for incentive stock options granted to 10% or greater shareholders). Payment of the exercise price were made by check or in such other form as was acceptable to the Board of Directors including, under certain circumstances, the delivery of Common Stock. No options could be granted under the 1987 Plan after June 1, 1997.

      Options were not transferable by the optionee, other than by will or the applicable laws of descent and distribution. In the event of termination of employment, the option expired on the earlier of its stated expiration or three months (six months in the case of the optionee's death) after termination of employment.

      In the event of a recapitalization, reorganization or other change in the Company's capital structure or a merger or consolidation or the sale or transfer of all or part of its assets, the 1987 Plan provided for adjustment of the shares of Common Stock covered by the 1987 Plan and outstanding options granted pursuant to the 1987 Plan.

      The 1987 Plan could be amended at any time by the Board of Directors, provided that amendments increasing the number of shares issuable under the 1987 Plan and amendments changing the eligibility of participants required the approval of the holders of at least a majority of the outstanding Common Stock.

      In November 1993, the Board of Directors canceled all of the outstanding options under the 1987 Plan. Concurrently with such cancellation, the Company entered into agreements with the holders of the canceled options providing for the reissuance of such options at an exercise price of $6.1875 per share. In April 1994, the Company issued options replacing the previously canceled options and issued additional options for a total of 185,229 shares of Common Stock at an exercise price of $6.1875 per share. All of such options vested on January 1, 1995.

      On February 23, 1995, the exercise price of all outstanding options under the 1987 Plan was amended to reflect a new exercise price of $2.625 per share, which was the market price of the Common Stock on such date. In addition, on such date an additional 62,500 options were awarded under the 1987 Plan at the $2.625 exercise price leaving only 12,431 options available for future awards under the 1987 Plan.


1994 INCENTIVE AND NON-STATUTORY OPTION PLAN

      On June 3, 1994, the shareholders of the Company approved the 1994 Incentive and Non-statutory Option Plan (the "1994 Plan"). The 1994 Plan was an arrangement under which certain individuals could be granted options for incentive stock options and non-statutory stock options as described below. Subject to adjustment as set forth in the 1994 Plan, the aggregate number of shares of the Common Stock that was the subject of awards was 610,833. Of the 610,833 shares of Common Stock available under the 1994 Plan, 160,000 were reserved for issuance to non-employee directors. As of December 31, 1996, 345,481 options had been granted to employees and 113,724 options had been granted to non-employee directors. As of December 31, 1997, 572,678 options had been granted in the aggregate to employees and non-employee directors. No additional options were granted to employees in 1998.

      The Compensation Committee of the Board of Directors administered the 1994 Plan. The Compensation Committee consisted of directors who, except for automatic grants for non-employee directors under Section 7 of the 1994 Plan, were not eligible and had not, within one year prior to the appointment of the Compensation Committee, received equity securities of the Company under the 1994 Plan or any other incentive plan of the Company.

      Under the 1994 Plan, the Compensation Committee had wide discretion and flexibility, enabling the Compensation Committee to administer the 1994 Plan in the manner that it determined was in the best interest of the Company. The Compensation Committee had the authority to designate recipients of options under the 1994 Plan, to interpret and construe the provisions of the 1994 Plan and any options granted thereunder, and to do all things necessary or appropriate to administer the 1994 Plan in accordance with its terms.

      On October 6,1999 the Board terminated the 1994 Plan and adopted or otherwise ratified four other compensation and/or option plans.


THE 1999 EMPLOYEE STOCK OPTION PLAN

      The 1999 Stock Option Plan, adopted effective June 15, 1999, ratified by the Board on October 6, 1999 and subject to shareholder approval (SEE PROPOSAL TWO OF THIS STATEMENT) provides for the grant of options to officers, employees (including employee directors) and consultants. The 1999 Plan is administered by the Board of Directors which is authorized to determine the terms of each option granted under the plan, including the number of shares, exercise price, term and exercisability. Options granted under the plan may be incentive stock options or nonqualified stock options. The exercise price of incentive stock options may not be less than 100% of the fair market value of the common stock as of the date of grant (110% of the fair market value in the case of an optionee owns more than 10% of the total combined voting power of all classes of Positron capital stock). Options may not be exercised more than ten years after the date of grant (five years in the case of 10% stockholders). The Board has authorized issuance of up to 4,000,000 shares of common stock pursuant to this Stock Option Plan.

      Upon termination of employment for any reason other than death or disability, each option may be exercised for a period of 90 days, to the extent it is exercisable on the date of termination. In the case of a termination due to death or disability, an option will remain exercisable for a period of one year, to the extent it is exercisable on the date of termination.

      As of October 6, 1999, the date on which the Board terminated the 1994 Plan, there were 29,155 shares available for grant under the 1994 Plan. As of October 31, 1999, there were 3,205,000 shares available for grant under the 1999 Plan, provided we obtain shareholder approval of that Plan.

NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

      The 1999 Non-Employee Directors' Stock Option Plan was adopted by the Board on October 6, 1999 simultaneously with the termination of the 1994 Plan. Subject to shareholder approval (SEE PROPOSAL THREE OF THIS STATEMENT) the Plan provides for the automatic grant of an option to purchase 25,000 shares of common stock to non-employee directors upon their initial election or appointment to the Board, and subsequent annual grants also in the amount of 25,000 shares as of January 1 of each year they continue to serve as a director.. The exercise price of the options is 85% of the fair market value of the common stock on the date of grant. The Directors' Plan is administered by the Board. Options granted under the Directors' Plan become exercisable in one of two ways: either in four equal annual installments, commencing on the first anniversary of the date of grant, or immediately but subject to the Company's right to repurchase, which repurchase right lapses in four equal annual installments, commencing on the first anniversary of the date of grant. To the extent that an option is not exercisable on the date that a director ceases to be a director of the company, the unexercisable portion terminates. The Plan provides that up to 500,000 common shares are issuable pursuant to this Plan.


1999 EMPLOYEE STOCK PURCHASE PLAN

      A total of 500,000 shares of common stock has been reserved for issuance, subject to shareholder approval of the Plan (SEE PROPOSAL FIVE OF THIS STATEMENT) under Positron's Employee Stock Purchase Plan (the "Purchase Plan"), none of which has as yet been issued. The Purchase Plan permits eligible employees to purchase Common Stock at a discount through payroll deductions during offering periods of up to 27 months. The initial offering period will begin no earlier than January 1, 2000. The price at which stock is purchased under the Purchase Plan will be equal to 85% of the fair market value of common stock on the first or last day of the offering period, whichever is lower. Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum established from time to time (currently established at $7,000) of the fair market value of the Stock, determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Plan at the beginning of the Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.

      Administration of the Plan is by the Company's Board, or Compensation Committee by delegation. The Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Committee has the powers of the Board pursuant to the Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Plan, all subject to the provisions of the Plan. Members of the Committee receive no compensation for their services in connection with the administration of the Plan.

      To participate in the Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Plan Account by the purchase price of the stock as determined above. Participants receive certificates quarterly for all shares purchased during that quarter. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

      The Board reserves the right to amend or discontinue the Plan, provided that no participant's existing rights are adversely affected, and provided further that without Shareholder approval, no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Plan, or materially increasing the benefits accruing to participants under the Plan; (3) extending the term of the Plan; or (4) otherwise modifying the Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.


401(k) PLAN

      The Company has a 401(k) Retirement Plan and Trust (the "401(k) Plan") which became effective as of January 1, 1989. Employees of the Company who have completed one-quarter year of service and have attained age 21 are eligible to participate in the 401(k) Plan. Subject to certain statutory limitations, a participant may elect to have his or her compensation reduced by up to 20% and have the Company contribute such amounts to the 401(k) Plan on his or her behalf ("Deferral Contributions"). The Company makes contributions in an amount equal to 25% of the participant's Deferral Contributions up to 6% of his or her compensation ("Employer Contributions"). Additionally, the Company may make such additional contributions as it shall determine each year in its discretion. All Deferral and Employer Contributions made on behalf of a participant are allocated to his or her individual accounts and such participant is permitted to direct the investment of such accounts.

      A participant is fully vested in the current value of that portion of his or her accounts attributable to Deferral Contributions. A participant's interest in that portion of his or her accounts attributable to Employer Contributions is generally fully vested after five years of employment. Distributions under the 401(k) Plan are made upon termination of employment, retirement, disability and death. In addition, participants may make withdrawals in the event of severe hardship or after the participant attains age fifty-nine and one-half.

      The 401(k) Plan is intended to qualify under Section 401 of the Code, so that contributions made under the 401(k) Plan, and income earned on contributions, are not taxable to participants until withdrawal from the 401(k) Plan.

      The Company's contributions to the 401(k) Plan on behalf of all employees in the years ended December 31, 1998, December 31, 1997 and December 31, 1996 were $11,420, $26,306 and $36,000, respectively.


OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth the options granted during the last fiscal year to each of the named executive officers of the Company:

                      Option/SAR Grants In Fiscal Year 1998
---------------------------------------------------------------------------------------------------------------------

                                    INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE VALUE
                                                                        AT ASSUMED ANNUAL RATES
                                                                        OF STOCK PRICE APPRECIATION
                                                                        FOR OPTION TERM
---------------------------------------------------------------------------------------------------------------------
                   NUMBER OF       % OF TOTAL
                   SECURITIES      OPTIONS
                   UNDER           GRANTED TO
                   OPTIONS         EMPLOYEES       EXERCISE OR
                   GRANTED         IN FISCAL       BASE PRICE      MARKET        EXPIRATION
NAME               (#)             YEAR(a)         ($/SH)          PRICE         DATE           0%($)      5%($)(b)
------             ----------      -----------     ------------    --------      -----------    ------     ---------

Gary B. Wood       -0-             -0-             -0-             -0-           -0-            -0-        -0-

-------------------------------

(a) No options were granted to any employee, including executive officers, during the last fiscal year.

(b) Based on 5-year option term and annual compounding; results in total appreciation of 27.6% (at 5% per year) and 61.1% (at 10% per year).

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

      The following table sets forth the options exercised during the last fiscal year by Named Executive Officers of the Company:

       Aggregated Options Exercised and Option Values in Fiscal Year 1998


                                                           NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED       IN THE MONEY OPTIONS AT
                      SHARES ACQUIRED       VALUE        OPTIONS AT YEAR-END (#)           YEAR-END ($)
    NAME              ON EXERCISE (#)   REALIZED ($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
   ------            -----------------  ------------   ---------------------------   -------------------------
Gary B. Wood               -0-               -0-                  -0-                          -0-

COMPENSATION COMMITTEE REPORT

      This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of Positron's Chief Executive Officer, when employed, the President, and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee is eligible to receive awards under the Company's incentive compensation programs.

      Positron's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.


                      COMPENSATION PHILOSOPHY AND OBJECTIVE

      The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. The Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the named executive officers, are based on the same criteria. These include quantitative factors that directly improve the Company's short-term financial performance, as well as qualitative factors that strengthen the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

      The Committee believes that compensation of Positron's key executives should:

             o  Link rewards to business results and stockholder returns;
             o Encourage creation of stockholder value and achievement of strategic objectives;
             o Maintain an appropriate balance between base salary and short- and long-term incentive opportunity;
             o Attract and retain, on a long-term basis, highly qualified executive personnel; and
             o Provide total compensation opportunity that is competitive with that provided by competitors in the medical imaging industry, taking into account relative company size and performance as well as individual responsibilities and performance.

                     KEY ELEMENTS OF EXECUTIVE COMPENSATION

      Positron's executive compensation program consists of three elements: Base Salary, Short-Term Incentives and Long-Term Incentives. Payout of short-term incentives depends on corporate performance measured against annual objectives and overall performance. Payout of the long-term incentives depends on performance of Positron stock, both in absolute and relative terms.

BASE SALARY
      A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.


SHORT-TERM INCENTIVE
      Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills.

      CASH BONUS PROGRAM. From time to time, the Committee adopts an Executive Officer Cash Bonus Program, pursuant to which executive officers are eligible to receive a bonus from a pool consisting of a set percentage of net profits from that particular fiscal year. The Committee allocates to each executive officer a percentage of the bonus pool. For the year 1998 the Committee did not adopt a Cash Bonus Program, and no cash bonus awards were made to any executive officer during 1998.

      STOCK BONUS INCENTIVE PLAN. In 1999 the Board adopted, and we are requesting the shareholders to approve the adoption of the 1999 Stock Bonus Incentive Plan. (SEE PROPOSAL FOUR OF THIS STATEMENT). Under the terms of the Stock Bonus Plan the Committee may award shares of the Company's Common Stock to employees, including executive officers.

LONG-TERM INCENTIVE
      Long-term incentive awards are designed to develop and maintain strong management through share ownership and incentive awards. We are seeking shareholder approval of the 1999 Stock Option Plan and the 1999 Employee Stock Purchase Plan.

      STOCK OPTION PLAN. The 1999 Stock Option Plan replaces the 1994 Stock Option Plan and, if approved by the shareholders, will authorize issuance of up to 4,000,000 common shares under this Plan. (SEE PROPOSAL TWO OF THIS
STATEMENT). At the sole discretion of the Stock Option Committee, eligible officers and employees periodically receive options to purchase shares of the Company's Common Stock pursuant to the Option Plan. The value of the options depends entirely on appreciation of Positron stock. Grant of options depends upon quarterly and annual Company performance, as determined by review of qualitative and quantitative factors.

      EMPLOYEE STOCK PURCHASE PLAN. In October 1999 the directors approved the adoption of the 1999 Employee Stock Purchase Plan. If approved by the shareholders (SEE PROPOSAL FIVE OF THIS STATEMENT) all employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares.

   1998 COMPENSATION FOR CHIEF EXECUTIVE OFFICER AND NAMED EXECUTIVE OFFICERS.

      During 1998, Gary B. Wood served as the Company's Chief Executive Officer pursuant to the terms of an existing Consulting Agreement between Dr. Wood and the Company. The terms of the Consulting Agreement, including its compensation and payment terms, were negotiated at the time the Agreement was originally entered into. (See TRANSACTIONS WITH MANAGEMENT AND OTHERS of this Statement.) No additional amounts beyond those called for pursuant to the Consulting Agreement were paid to Dr. Wood for his service as the Company's Chief Executive Officer.

      Based on the Company's performance, the Board awarded no cash or stock bonuses nor stock options during the year to the Chief Executive Officer nor to any other Named Executive Officer.

      Members of the Compensation Committee

      S. Lewis Meyer
      Gary B. Wood, Ph.D.

--------------------------------------------------------------------------------

SHARE INVESTMENT PERFORMANCE

      The following graph compares the total return performance of the Company for the periods indicated with the performance of the Russell 2000 Index (presented on a dividends reinvested basis) and the performance of the Hambrecht & Quist Medical Products Index. The Company's shares are traded on the over-the-counter securities market, and quoted on the NASDAQ Bulletin Board under the symbol "POSC". The Russell 2000 Index measures the performance of the 1,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of that Index with an average market capitalization currently of $467.3 million. The H&Q Medical Products Index is comprised of 20 companies in the medical products and related industries. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

                                PERFORMANCE GRAPH
                                  Graph omitted

Year                             1993    1994    1995    1996     1997     1998
----------------------------     -----   -----   -----   -----    -----    ----
Positron Corporation              100     81      26      25        4       2
Russell 2000                      100     98      138     170      208     294
H&Q Medical Products Index        100     100     100     100      119     175

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

      Gary H. Brooks became President of the Company on January 22, 1999, initially on a part-time basis and on a full-time basis as of September 1, 1999. In connection with such employment the Company entered into an Employment Agreement with Mr. Brooks providing for an initial term ending June 15, 2000 and continuing for rolling six month periods thereafter. Pursuant to the Agreement, in the event of his termination without cause, Mr. Brooks is entitled to receive the greater of his base salary for the remainder of the term or six months at the annual salary rate then in effect.


REPORT ON REPRICING OF OPTIONS/SARS.

      The Company did not reprice any options or stock appreciation rights during 1998.
Compensation Committee


S. Lewis Meyer
Gary B. Wood, Ph.D.


FILINGS BY DIRECTORS, EXECUTIVE OFFICERS AND TEN PERCENT HOLDERS

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting person timely filed, the Company believes all such forms were timely filed.


                                  PROPOSAL TWO

      TO APPROVE THE 1999 STOCK OPTION PLAN AND AUTHORIZATION OF 4,000,000
                  COMMON SHARES ISSUABLE PURSUANT TO THE PLAN

      The following is a summary of the material features of the 1999 Stock Option Plan for which shareholder approval is being requested ("Stock Option Plan").


PROPOSAL

      On October 6, 1999 the Board of Directors terminated the 1994 Stock Option Plan (which provided for options grants to employees, consultants, and non-employee directors) and ratified the adoption, effective June 15, 1999, of the 1999 Stock Option Plan for employees and non-employee consultants. If approved by the shareholders, the Stock Option Plan also authorizes up to 4,000,000 shares of common stock to be issued to employees and consultants pursuant to that Plan. At the annual meeting the shareholders are being requested to consider and approve the adoption of the Stock Option Plan as well as the authorization of 4,000,000 common shares issuable pursuant to the Plan. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.

                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL TWO

      A Summary of the essential features of the 1999 Stock Option Plan are outlined below. A complete text of the Stock Option Plan is set forth as Exhibit 1 to this Statement.

PURPOSE

      The purposes of the 1999 Stock Option Plan are to induce persons of outstanding ability and potential to join and remain with the Company, to provide incentive for such employees and non-employee consultants to expand and improve the profits and prosperity of the Company, and to attract and retain key personnel. The Stock Option Plan provides for the granting of both incentive stock options and nonqualified stock options.

ELIGIBILITY

      Options may be granted under the Stock Option Plan to any regular, full-time employee, including officers and directors, and to non-employee consultants of the Company; provided however that incentive stock options may be granted only to employees. Directors who are not employees of the Company are not eligible to participate in the Stock Option Plan.

ADMINISTRATION

      Administration of the Stock Option Plan is by a Stock Option Plan Committee comprised of at least two non-employee members of the Board. The Committee has the power to: grant options; determine the option price and term of each option, determine the persons to whom and the time or times at which options shall be granted, and determine the number of shares to be subject to each option; interpret the Stock Option Plan; prescribe rules and regulations relating to the Stock Option Plan; and make all other determinations deemed necessary or advisable for the administration of the Stock Option Plan. The
Committee also has the authority to offer participants the opportunity to replace outstanding higher priced options with new lower priced options. The Company has reduced the exercise price of options in the past granted under the 1994 Plan. Members of the Committee will receive no compensation for their services in connection with the administration of the Stock Option Plan.

OPTION TERMS

      The maximum term of each option is ten years except that, in the case of a participant who owns stock possessing more than ten percent of the voting rights of the Company's outstanding capital stock (a "10% Holder"), the maximum term of an incentive stock option is five years. Options granted under the Plan must vest at a rate no less than 20% each year over five years from the grant date, although the vesting schedule may be more rapid. Options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and during an optionee's life are exercisable only by the optionee. Options granted under the Plan generally terminate three months after the optionee ceases to be employed by the Company, a parent or subsidiary, except if termination is due to the employee's permanent and total disability, in which event the option may be exercised within a year of termination. In the event of the employee's death, the employee's estate has 18 months to exercise the option.

EXERCISE PRICE

      The exercise price of all nonstatutory stock options granted under the Plan must be at least equal to 85% of the fair market value of the underlying stock on the grant date, or 110% of fair market value in the case of a 10% Holder. The exercise price of all incentive stock options granted under the Plan must be at least equal to the fair market value of the underlying stock on the grant date, or 110% of fair market value in the case of a 10% Holder. With respect to incentive stock options, the aggregate fair market value (determined at the time of grant) of stock which becomes exercisable for the first time in any year cannot exceed $100,000. The Plan permits the exercise of options for cash or stock, other consideration acceptable to the Committee, or pursuant to a deferred payment arrangement.


CHANGES IN STOCK AND EFFECT OF CERTAIN CORPORATE EVENTS

      If there is any change in the Common Stock subject to the Stock Option Plan or subject to any option granted under the Plan, whether through merger, consolidation, reorganization, recapitalization, dividend or otherwise, the Plan provides that an appropriate adjustment be made by the Committee to the aggregate number of shares subject to the Plan and the number of shares and the price per share of stock subject to outstanding options.

      In the event of dissolution, liquidation or specified types of merger of the Company, the options granted under the Plan accelerate and become exercisable immediately prior to such merger or consolidation, unless the surviving entity assumes the outstanding options or substitutes similar options.


AMENDMENT AND TERMINATION

      The Board of Directors may amend or terminate the Stock Option Plan at any time, except that any amendment which would (i) increase the aggregate number of shares of common stock issued under the Plan, or (ii) materially increase the benefits accruing to participants, or (iii) materially modify the eligibility requirements will only be effective if approved by the Company's shareholders within 12 months before or after adoption. Unless terminated earlier, the Plan will terminate on June 15, 2009.


FEDERAL INCOME TAX CONSEQUENCES

      Incentive stock options granted under the Stock Option Plan are intended to be eligible for the favorable income tax treatment accorded incentive stock options under Section 422 of the Internal Revenue Code. Nonqualified stock options granted under the Stock Option Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

      INCENTIVE STOCK OPTIONS. There are generally no federal income tax consequences to the optionee by reason of the grant or exercise of an incentive stock option. The exercise of an incentive stock option may increase the optionee's alternative minimum tax liability however, if any.

      If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Any capital gain or loss realized by an optionee on a qualifying or disqualifying (see below) disposition of stock acquired through exercise of an incentive stock option will be long-term or short-term depending on whether the stock was held for more than one year. Generally, if the optionee disposes of the stock before the expiration of either of the holding periods described above (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the optionee's adjusted basis in the stock, or (ii) the optionee's actual gain, if any, on the purchase and sale. Any additional gain or any loss upon the disqualifying disposition will be capital gain or loss. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

      There are no federal income tax consequences to the Company by reason of the grant or exercise of an incentive stock option. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness and, perhaps, in the future, the satisfaction of its withholding obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs.

      NONQUALIFIED STOCK OPTIONS. There are normally no tax consequences to the optionee or the Company by reason of the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income in an amount by which the fair market value of the stock on the date of exercise exceeds the exercise price. Generally with respect to employees, the Company is required to withhold from wages an amount based on the ordinary income realized by the exercise. Subject to the reasonableness requirement and the satisfaction of its withholding obligation, the Company will be entitled to a business expense deduction in the amount of the taxable ordinary income recognized by the optionee.

      Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

      There are no tax consequences to the Company by reason of the disposition of stock acquired upon exercise of a nonqualified option.


USE OF PROCEEDS

      All proceeds from the sale of shares pursuant to options granted under the 1999 Stock Option Plan constitute general funds of the Company


INDEMNIFICATION OF COMMITTEE

      Under the terms of the Stock Option Plan, members of the Committee are entitled to be indemnified by the Company against costs and expenses reasonably incurred in connection with any action or proceeding brought by reason of their action or failure to act under or in connection with the Stock Option Plan or any rights granted thereunder.


                                 PROPOSAL THREE

                   TO APPROVE THE 1999 NON-EMPLOYEE DIRECTORS'
                 STOCK OPTION PLAN AND AUTHORIZATION OF 500,000
                   COMMON SHARES ISSUABLE PURSUANT TO THE PLAN

      On October 6, 1999 the Board of  Directors  adopted the 1999  Non-Employee
Directors' Stock Option Plan. The following is a summary of the material features of the 1999 Non-Employee Directors' Stock Option Plan ("Directors' Plan") for which shareholder approval is being sought. The complete text of the Directors' Plan is set forth as Exhibit 2 to this Statement.


PROPOSAL

      On October 6, 1999 the Board of Directors terminated the 1994 Stock Option Plan (which provided for options grants to employees, consultants, and non-employee directors) and adopted the 1999 Non-Employee Directors' Stock Option Plan providing for automatic grants to non-employee directors upon their initial election and annually thereafter during their service. The Directors'

Plan also authorizes up to 500,000 shares of common stock to be issued to non-employee directors pursuant to that Plan. At the annual meeting the shareholders are being requested to consider and approve the adoption of the Plan as well as the authorization of 500,000 common shares issuable pursuant to the Plan. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.

                 MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL THREE

PURPOSE

      The purpose of the 1999 Non-Employee Directors' Stock Option Plan is to provide a means by which each non-employee director of the Company is given an opportunity to purchase stock, in turn assisting the Company in securing and retaining the services of persons capable of serving in such capacity, and to provide incentive to such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

      The Directors' Plan is administered by the Company's Board of Directors. The Board is authorized to delegate administration of the Directors' Plan to a committee composed of at least two members of the Board.

SHARES SUBJECT TO THE DIRECTORS' PLAN

      Subject to the provisions of the Directors' Plan relating to adjustments upon changes in stock, the stock that may be purchased pursuant to options granted under the Plan cannot exceed an aggregate of 500,000 shares of the Company's common stock. If any option granted under the Plan expires for any reason or otherwise terminates without having been exercised in full, the stock not purchased under such option again becomes available for the Directors' Plan.

ELIGIBILITY

      Options under the Directors' Plan may be granted only to directors of the Company who are not employees of the Company or any affiliate of the Company.

AUTOMATIC GRANTS

      The 1999 Non-Employee Directors' Stock Option Plan provides for the automatic grant of options to purchase shares of common stock of the Company to Non-Employee directors. The Plan provides that each person who not an employee and who is elected for the first time to be a director after the date of approval of the Plan by the shareholders of the Company (and who has not previously been an employee of the Company) shall, upon the date of his or her initial election, automatically be granted an option to purchase 25,000 shares of our common stock. In addition, every person who remains a director and who is not an employee on each succeeding January 1st will be granted an additional option to purchase 25,000 shares, provided there are still shares available in the Plan to be granted, and provided further that such director has served continuously as such for at least the immediately preceding thirty (30) days.

TERMS OF OPTIONS

      TERM. Options under the Directors' Plan have a ten year term; however, each option will terminate on the last day of the three-month period commencing on the date the Eligible Director ceases to be a member of the Board for any reason other than death or total disability, in which case the option may be exercised within 18 months following termination of such directorship.

      EXERCISE PRICE; PAYMENT. The exercise price of each option under the Directors' Plan must be equal to 85% of the fair market value of the stock on the grant date. The optionee may elect to pay the option price in cash, certified check, bank draft or express money order.

      VESTING; OPTION EXERCISE. An option granted under the Directors' Plan vests pursuant to one of two schedules, determined by the Board at the time of grant: (i) in full on the date of grant; or (ii) in four equal annual installments commencing on the date one year after the grant date. Options vesting in full on the grant date are subject to the Company's right to repurchase at the original per share purchase price, which repurchase right lapses at the rate of 25% per year starting with the first anniversary of the Grant. Positron also has a repurchase right with respect to options granted pursuant to either schedule if the service of a Non-Employee Director is terminated for any reason other than death or total disability, which repurchase right continues for 90 days after termination of service. If the Non-Employee Director exercise his/her option after termination of services for any reason other than death or total disability, the Company's repurchase right continues for 90 days after the exercise.

RESTRICTIONS ON TRANSFER

      An option under the Directors' Plan is not transferable except by will or by the laws of descent and distribution, and may be exercised during the grantee's lifetime only by the grantee or by his/her guardian or legal representative.

DURATION, AMENDMENT AND TERMINATION

      The Board may amend, modify, revise or terminate the Directors' Plan at any time. Unless sooner terminated, the Directors' Plan will terminate ten years from the date the plan is approved by the shareholders of the Company.

      The Board may amend the Directors' Plan from time to time. However, any amendment must be approved by the vote of the shareholders of the Company within twelve months before or after the adoption of the amendment, where the amendment would modify the Directors' Plan in any way if such modification requires shareholder approval in order for the Directors' Plan to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or to prevent disqualification of the Directors' Plan from being "disinterested persons" within the meaning of Rule 16b-3. Rights and obligations under any option granted before amendment of the Directors' Plan may not be altered or impaired by any amendment of the Directors' Plan, except with the consent of the person to whom the option was granted.

ADJUSTMENT PROVISIONS

      If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, or other changes in the Company's capital structure or its business) the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options. There is no provision for accelerated vesting in the event of a dissolution, liquidation, merger or other capital reorganization of the Company.

FEDERAL INCOME TAX INFORMATION

      Options granted under the Directors' Plan will be nonqualified stock options. There are normally no tax consequences to the optionee or the Company by reason of the grant of a nonqualified stock option. Upon exercise of such option, the optionee normally recognizes ordinary income in an amount by which the fair market value of the stock on the date of exercise exceeds the exercise price. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income on exercise of the option. There are no tax consequences to the Company by reason of the disposition of stock acquired upon exercise of a nonqualified option.

INDEMNIFICATION OF COMMITTEE

      Under the terms of the Directors' Plan, members of the Committee are entitled to be indemnified by the Company against costs and expenses reasonably incurred in connection with any action or proceeding brought by reason of their action or failure to act under or in connection with the Directors' Plan or any rights granted thereunder.

                                  PROPOSAL FOUR

                 TO APPROVE THE 1999 STOCK BONUS INCENTIVE PLAN
                AND THE AUTHORIZATION OF 1,000,0000 COMMON SHARES
                          ISSUABLE PURSUANT TO THE PLAN

      The following is a summary of the material features of the 1999 Stock Bonus Incentive Plan ("Stock Bonus Plan"). A complete copy of the text of the Plan is set forth as Exhibit 3 to this Statement.

Proposal

      On October 6, 1999 the Board of Directors adopted the Stock Bonus Plan and authorized the issuance of up to 1,000,000 shares of common stock pursuant to the Stock Bonus Plan, with no more than 200,000 shares available for issuance in any single calendar year. The purpose is to provide selected employees and outside consultants with bonus awards of stock to reward them for past service and to encourage them to remain in the Company's service. At the annual meeting the shareholders are being requested to consider and approve the adoption of the Stock Bonus Plan and the authorization of up to 1,000,000 common shares issuable pursuant to the Plan. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.

                 MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL FOUR

PURPOSE

      The purpose of the Stock Bonus Plan is to enable the company to reward past services of selected employees and consultants with bonuses consisting of common stock and to encourage them to remain in the Company's service, as well as providing the Company with a valuable tool for recruiting and retaining employees and outside consultants of outstanding ability.


ADMINISTRATION

      The Plan is  administered  by the Stock  Option  Committee of the Board of
Directors, which determines the meaning and application of the Plan's provisions, selects employees, including officers, and consultants who participate; determines each participant's stock bonus award; waives or changes any of the Plan's conditions; adopts or amends rules and guidelines relating to the Plan; and takes other actions deemed necessary to administer the Plan.

ELIGIBILITY

      Any consultant or employee currently providing services is eligible to receive a bonus. The Committee selects participants whom it believes are in a position to contribute materially to the attainment of the Company's goals and objectives. Actual awards are made to reward participants for helping the Company meet annual business plan goals through a high level of goal oriented performance which exceeds that normally expected for which the participant is regularly paid a salary.

BONUS AWARDS

      Participants who are employees are eligible to receive up to a maximum bonus of 40% of their salary or, if outside consultants, whatever bonus the Committee deems appropriate. The Committee determines any participant's actual stock bonus award (if any). Participants receiving stock valued at less than $3,000 are issued stock as soon as practicable following the award. Bonuses of stock valued at greater than $3,000 are issued within 60 days thereafter. Distributions of bonus shares are made from authorized but unissued shares. Participants must be currently employed or currently providing consulting service to the Company at the time of the bonus award.

SHARES SUBJECT TO THE PLAN

      The total number of shares of the Company's common stock which may be issued under the Plan may not exceed 1,000,000 shares, subject to stock split, recapitalization or similar change in corporate structure. In no event may the Company make more than 200,000 shares per year available for issuance pursuant to bonus awards in any fiscal year.

                                  PROPOSAL FIVE

                  TO APPROVE THE ADOPTION OF THE 1999 EMPLOYEE
                  STOCK PURCHASE PLAN AND THE AUTHORIZATION OF
               500,000 SHARES OF COMMON STOCK PURSUANT TO THE PLAN

      On October 6, 1999 the Board of Directors adopted the 1999 Employee Stock Purchase Plan ("Stock Purchase Plan.") The following is a summary of the material provisions of the Stock Purchase Plan for which shareholder approval is being sought. A complete text of the Stock Purchase Plan is contained as Exhibit 4 to this Statement.

PROPOSAL

      On October 6, 1999 the Board of Directors approved the 1999 Employee Stock Purchase Plan to provide eligible employees with an opportunity to purchase common stock of the Company through regular payroll deductions, in order to provide employees with a manageable way by which to increase their proprietary interest and investment in the Company. The Board also authorized the issuance of up to 500,000 shares of the Company's common stock pursuant to the Plan.

                 MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL FIVE

PURPOSE

      The purpose of the Stock Purchase Plan is to provide eligible employees with an opportunity through regular payroll deductions to purchase common stock of the Company in order to increase their proprietary interest in the Company.

ELIGIBILITY

      All employees who are regular employees of the Company, whose date of hire is at least six months prior to the beginning of the Offering Period or Interim Offering Period, and who are customarily employed for at least 20 hours per week and more than five months in any calendar year are eligible to participate in the Plan. If approved by the shareholders, the first Offering Period will run from January 1, 2000 through December 31, 2001, the second from January 1 2002 through March 31, 2004 and the next period from April 1, 2004 through June 30, 2006. Each Interim Offering Period is a calendar quarter.

      Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum of $10,000 of the fair market value of the Stock ` determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Plan at the beginning of the Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.

ADMINISTRATION

      Administration of the Plan is by the Company's Board, or Compensation Committee by delegation. The Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Committee has the powers of the Board pursuant to the Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Plan, all subject to the provisions of the Plan. Members of the Committee receive no compensation for their services in connection with the administration of the Plan.

PURCHASE PRICE

      The price for the shares purchased pursuant to the Plan is equal to 85% of the fair market value of the shares on either the Offering Date (or date of entry for new or re-enrolling employees) or the last day of each Interim Offering Period, whichever is less. The funds contributed by the participant earn no interest while they are being held by the Company.

PROCEDURES

      To participate in the Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's

Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Plan Account by the purchase price of the stock as determined above. Participants receive certificates annually for all shares purchased during that year. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

PLAN AMENDMENT AND TERMINATION

      The Board reserves the right to amend or discontinue the Plan, provided that no participant's' existing rights are adversely affected, and provided further that without Shareholder approval, no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Plan, or materially increasing the benefits accruing to participants under the Plan; (3) extending the term of the Plan; or (4) otherwise modifying the Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.

                                  PROPOSAL SIX

              TO RATIFY THE APPOINTMENT OF HAM, LANGSTON & BREZINA
                 AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

      On April 7, 1998 Coopers & Lybrand L.L.P. ("Former Accountants") informed the Company that it had resigned as our independent auditors. The reason, as stated in its resignation letter, was the Company's then financial condition. The decision to resign was made by the former accountants, and was neither approved nor disapproved by the Board of Directors. There was no adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles for either of the Company's prior two fiscal years and from December 31, 1997 through the date of its resignation, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference thereto in its report and there were no reportable events as defined in paragraph 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

      On June 26, 1998, we engaged Ham, Langston & Brezina, L.L.P. as our new independent accountants ("Current Accountants") as successor to the Former Accountants. The shareholders ratified that appointment for the fiscal year 1997 at the shareholders' meeting held on December 18, 1998. We are requesting shareholder ratification for appointment of Ham, Langston & Brezina, L.L.P. as our independent accounts for the fiscal year ending December 31, 1998. Our Current Accountants have indicated that they will have a representative in attendance if they desire to do so, and will be available to respond to appropriate questions.

                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL SIX

                          ANNUAL REPORT ON FORM 10-KSB

      A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, along with a copy of the Report on Form 10-QSB for the quarter ended September 30, 1999, both as filed with the Securities and Exchange Commission, is enclosed herewith as part of the enclosed Annual Report to Shareholders. An additional copy of the Annual Report on Form 10-KSB will be sent to any shareholder without charge upon written request made to us at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084: Attention: Corporate Communications

                                 OTHER BUSINESS

      The Board of Directors knows of no other business that will be presented for consideration at the annual meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


                                            By Order of the Board of Directors,



                                            /s/ Gary H. Brooks

                                            Gary H. Brooks
                                            Secretary
Houston, Texas
November 29, 1999

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
                                    EXHIBIT 1


                  POSITRON CORPORATION ~1999 STOCK OPTION PLAN



                                           Date of Board Approval: June 15, 1999
                                     Date of Shareholder Approval:______________

      1. PURPOSE AND SCOPE. The purposes of this Plan are to induce persons of outstanding ability and potential to join and remain with Positron Corporation (the "Company"), to provide an incentive for such employees as well as for non-employee consultants to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company, and to attract and retain key personnel through the grant of Options to purchase shares of the Company's common stock. As used herein, the term "Option" includes both Incentive Stock Options and Non-Qualified Stock Options. This 1999 Stock Option Plan is intended to amend and restate any other stock option plan of the Company currently in effect.

      2. DEFINITIONS. Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan unless the context otherwise requires, and for the purposes of such definitions, the singular shall include the plural and the plural shall include the singular:

            (a) "Affiliate" shall mean any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f) respectively of the Internal Revenue Code of 1986, as amended.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Committee" shall have the meaning set forth in Section 3 hereof.

            (d) "Company" shall mean Positron Corporation, a Texas  corporation.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (f) "Fair Market Value" for a share of Stock means the price that the Board or the Committee acting in good faith determines, through any reasonable valuation method (including but not limited to reference to prices existing in any established market in which the Stock is traded), to be the price at which a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

            (g) "Option" shall mean a right to purchase Stock granted pursuant to the Plan.

            (h) "Exercise Price" shall mean the purchase price for Stock under an Option, as determined in Sections 7 - "Incentive Stock Options" - and 8 - "Non-Incentive Stock Options" - below.

            (i) "Participant" shall mean an employee or non-employee consultant to the Company to whom an Option is granted under the Plan.

            (j) "Plan" shall mean this Positron Corporation 1999 Stock Option Plan.

            (k) "Stock" shall mean the $0.01 par value common stock of the Company.

            (l) "1934 Act" means the Securities Exchange Act of 1934, as amended.

      3. ADMINISTRATION. The Plan shall be administered (i) with respect to individuals who receive options under the Plan and who are or become subject to the reporting requirements and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") ("Reporting
Persons")  by a  committee  consisting  of at least two  members of the

Board of Directors of the Company (the "Board"), each of whom is a non-employee director (as such term is defined under Rule 16b-3 of the 1934 Act) (the "Reporting Persons Committee") and (ii) with respect to all individuals who receive Options under the Plan and are who are not Reporting Persons, by a committee which consists of at least two members of the Board (the "Stock Option Committee"). For purposes of this Plan, references to the "Committee" shall mean the Reporting Persons Committee, the Stock Option Committee, or both, as the context may require.

      The Committee shall have full authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Options, to determine the Exercise Price and term of each Option, and to select the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be covered by each Option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with the grant of Options under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may delegate to one or more of their members, or to one or more agents, such administrative duties as it may deem advisable, and the Board or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may employ attorneys, consultants, accountants, or other persons, and the Board shall be entitled to rely upon the advice, opinions, or valuations of such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

      4. SHARES SUBJECT TO THE PLAN. Subject to adjustment under the provisions of Section 14 - "Effect of Change in Stock Subject to Plan" - of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is Four Million (4,000,000). Such shares may be authorized but unissued shares of Stock of the Company, or issued shares of Stock reacquired by the Company, or shares purchased in the open market expressly for use under the Plan. If for any reason any shares of Stock as to which an Option has been granted cease to be subject to purchase thereunder, then (unless the Plan shall have been terminated) such shares shall become available for subsequent awards under this Plan in the discretion of the Board. The Company shall, at all times while the Plan is in force, reserve such number of common shares as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan.

      5. ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS.

            (a) Options may be granted to: (i) any regular full-time employee (including officers and directors) of either the Company or any affiliate of the Company; and (ii) any non-employee consultant of the Company.

            (b) In determining to whom options shall be granted and the number of shares of Stock to be covered by each Option, the Board shall take into account the nature the participants' duties, their present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. The Board shall also determine the time(s) of grant, the type and term of Option granted, and the time(s) of exercise, in whole or part. A Participant who has been granted an Option under the Plan may be granted new Options, which may be in addition to prior Options granted under the Plan or may be in exchange for the surrender and cancellation of prior Options having a higher or lower Exercise Price and containing such other terms as the Board may deem appropriate.

      6. TERMS AND CONDITIONS OF OPTIONS.

            (a)  General.   Options  granted  pursuant  to  the  Plan  shall  be
authorized by the Board and shall be evidenced by agreements ("Option Agreements") in such form as the Board from time to time shall approve. Such Option Agreements shall comply with and be subject to the following gen-eral terms and conditions, and shall also comply with and be subject to the provisions of Section 7 relating to Incentive Stock Options or Section 8 relating to Non-Qualified Stock Options, as applicable, as well as such other terms and conditions as set forth in this Plan and as the Board may deem desirable, not inconsistent with the Plan.

            (b) Employment Agreement. The Committee may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and/or to render services to, the Company for a period of time (specified in the Option Agreement) following the date the Option is granted. No such Option Agreement shall impose upon the Company any obligation to employ and/or retain the Participant for any period of time.

            (c) Manner of Exercise. A Participant may exercise an Option by giving written notice of such exercise to the Company at its principal office, attention to the Secretary, and paying the Exercise Price either (i) in cash in full at the time of exercise, or (ii) in the discretion of the Board:

            (d) by delivery of other previously outstanding common stock of the Company,

                  (i) by an approved deferred payment schedule or other arrangement, which arrangement shall be contained in writing in the Option Agreement, in which event an interest rate will be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code,

                  (ii) by retention by the Company of some of the Stock as to which the Option is then being exercised, in which case the Optionee's notice of exercise shall include a statement (1) directing the Company to retain so many shares that would otherwise have been delivered by the Company upon exercise of this Option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously outstanding stock of the Company, and (2) confirming the aggregate number of shares as to which this Option is being thus exercised and therefore surrendered, or

                  (iii) in any other form of legal consideration acceptable to the Committee at the time of grant or exercise.

            (e) Time of Exercise. Promptly after the exercise of an Option and the payment of the Exercise Price, either in full or pursuant to the approved payment schedule, the Participant shall be entitled to the issuance of a stock certificate evidencing ownership of the appropriate number of shares of Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him/her, and no adjustment will be made for dividends or other rights for which the record date has occurred prior to the date such stock certificate is issued.

            (f) Number of Shares. Each Option shall state the total number of shares of Stock to which it pertains.

            (g) Option Period and Limitations on Exercise. The Board may, in its discretion, provide that an Option may not be exercised in whole or part for any period(s) of time specified in the Option Agreement, except that the right to exercise must be at the rate of at least 20% per year over five years from the date the Option is granted, subject to the further conditions of the Plan and the Option Agreement such as continued employment. However, in the case of an Option granted to officers, directors, or non-employee consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to the further conditions of the Plan and the Option Agreement, at any time or during any period established by the Company or its affiliates. The exercise period shall be stated in the Option Agreement. No Option may be exercised after the expiration of ten years from the Grant Date. No Option may be exercised as to less than one hundred (100) shares at any one time, or the remaining shares covered by the Option if less than one hundred (100).

      7. INCENTIVE STOCK OPTIONS. The Board may grant Incentive Stock Options ("ISOs") which meet the requirements of Section 422 of the Code, as amended from time to time.

            (a) ISOs may be granted only to employees of the Company or its affiliates.

            (b) Each ISO granted under the Plan must be granted within 10 years from the date the Plan is adopted or is approved by the shareholders of the Company, whichever is earlier.

            (c) The purchase price shall not be less than the Fair Market Value of the common shares at the time of grant, except that the purchase price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant.

            (d) No ISO granted under the Plan shall be exercisable more than 10 years from the date of grant, except that in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, no ISO shall be exercisable more than five years from the date of grant.

            (e) To the extent that the aggregate Fair Market Value of stock (determined at the time of grant) with respect to which ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Company and its subsidiaries exceeds $100,000, such options shall be treated as Non-Qualified stock options, but only to the extent of such excess. Should it be determined that an entire option or any portion thereof does not qualify for treatment as an ISO by reason of exceeding such maximum, or for any other reason, such option or portion shall be considered a Non-Qualified stock option.

      8. NON-QUALIFIED STOCK OPTIONS. The Board may grant Non-Qualified Stock Options ("NSOs") under the Plan in addition to or in lieu of Incentive Stock Options. NSOs are not intended to meet the requirements of Section 422 of the Code, and shall be subject to the following terms and conditions:

            (a) NSOs may be granted to any eligible Participant.

            (b) The purchase price of the shares shall be determined by the Board in its absolute discretion, but in no event shall such purchase price be less than 85% of the Fair Market Value of the shares at the time of grant. In the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, the price shall be 110% of the Fair Market Value.

            (c) NSOs shall not be exercisable more than ten years from the date of grant.

      9. TRANSFERABILITY. Options granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's life shall be exercisable only by such Participant. Options granted under this Plan shall not be subject to execution, attachment or other process.

      10. TERMINATION OF EMPLOYMENT. Options held by employees, including directors, shall terminate three months after termination of employment with the Company or affiliate, unless:

            (a) If employment is terminated for cause, as such term is defined pursuant to the optionee's contract of employment or the Option Agreement or otherwise by Texas law, the Option shall immediately terminate.

            (b) If termination is due to the employee's permanent and total disability within the meaning of Section 22(e)(3) of the Code, the Option may be exercised at any time within one year following termination.

            (c) The Option Agreement by its terms specifies whether it shall terminate later than three (3) months after termination of employment. If the Option may be exercised later than three months following termination, any portion exercised beyond three months shall be a non-qualified stock option. This paragraph shall not be construed to extend the term of any Option nor to permit anyone to exercise the Option after expiration of its term.

            (d) Options granted under this Plan shall not be affected by any change of duties or position of the Participant so long as Participant continues to be a regular, full-time employee of the Company. Any Option, or any rules and regulations relating to the Plan, may contain such provi-sions as the Board shall approve with reference to the determination of the date employment terminates. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer upon any Participant any right to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employment at its will at any time.

      11. RIGHTS IN THE EVENT OF DEATH. If an employee dies during the term of this Option, his/her legal representative or representatives, or the person or persons entitled to do so under the employee's last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the employee was entitled to exercise this Option on the date of his death, and such right shall expire and this Option shall terminate six (6) months after the date of Grantee's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this option shall terminate upon such death.

      12. LEAVES OF ABSENCE. For purposes of the Plan, an employee on approved leave of absence from the Company shall be considered as currently employed for 90 days following beginning the leave or for so long as his/her right to reemployment is guaranteed by statute or contract, whichever is longer.

      13. EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN.

            (a) In the event that outstanding common shares are hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, stock dividends and the like, the Board shall make adjustments as it deems appropriate in the aggregate number of shares advisable under the Plan and the number and price subject to outstanding option. Any adjustment shall apply proportionately and only to the unexercised portion of options granted.

            (b) In the event the Company dissolves or liquidates or another entity succeeds to its assets, or in the event of a merger or consolidation in which the Company is not the surviving entity, or in the event of a reverse merger in which the Company survives but its common stock immediately preceding the merger is converted into other property by virtue of the merger, then the surviving entity shall assume the outstanding Options or substitute similar Options for those outstanding.

      14. AGREEMENT AND REPRESENTATION OF EMPLOYEES.

            (a) Acquiring stock for investment purposes. As a condition to the exercise of any Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of Company's counsel, such representation is required or desirable under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

            (b) Withholding. With respect to the exercise of any Option granted under this Plan, each Participant shall fully and completely consent to whatever the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Board in its discretion deems applicable to such exercise.

            (c) Delivery. The Company is not obligated to deliver any common shares until there has been qualification under or compliance with all state or federal laws, rules and regulations deemed appropriate by the Company. The Company will use all reasonable efforts to obtain such qualification and compliance.

      15. AMENDMENT AND TERMINATION OF PLAN. The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted; provided however, that any amendment that would:
(a) increase the aggregate number of shares of common stock that may be issued under the Plan, (b) materially increase the benefits accruing to Participants, or (c) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to shareholder approval within 12 months before or after adoption. It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide employees with the maximum benefits available under and/or to satisfy the requirements of or amendments to Section 422 of the Code.

      No termination, modification or amendment of the Plan may however, alter or impair the rights conferred by an Option previously granted without the consent of the individual to whom the Option was previously granted.

       Unless sooner terminated, the Plan shall remain in effect for a period of ten years from the date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

      16. USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

      17. EFFECTIVE DATE OF PLAN. The Effective Date of this Plan is June 15, 1999, the effective date it was adopted by the Board, provided the shareholders of the Company approve this Plan within twelve (12) months after such effective date. Any Options granted under this Plan prior to the date of shareholder approval shall be deemed to be granted subject to such approval. Should shareholder approval not be obtained within twelve (12) months, any Options granted pursuant to the Plan shall be null and void.

      18. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have and subject to limitations of applicable law, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, the Board or Committee member or members shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.

      19. INFORMATION REQUIREMENTS. The Company shall provide each participant with annual financial statements.

      20. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within Texas.

                                    EXHIBIT 2


                              POSITRON CORPORATION
                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN



                                         Date of Board Approval: October 6, 1999
                                    Date of Shareholder Approval:_______________


      1. PURPOSE AND SCOPE. This 1999 Non-Employee Directors' Stock Option Plan (the "Plan") is adopted for the benefit of the directors of Positron Corporation, a Texas corporation (the "Company") who, at the time of their service, are not employees of the Company or any of its subsidiaries (the "Non-Employee Directors"). It is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

      2. ADMINISTRATION.

            (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate administration of the Plan to a committee ("Committee") comprised of not less than two (2) members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, subject to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the committee at any time and revest in the Board the administration of the Plan.

            (b) The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the plan, and to exercise such powers and perform such acts as the Board deems necessary or expedient to promote the best interests of the Company. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it shall deem necessary to carry the Plan into effect.

            (c) All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Non-Employee Directors, the Company, and all other interested persons.

            (d) No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

      3. STOCK SUBJECT TO AND RESERVED FOR THE PLAN.

            (a) The total number of shares of the Company's Common Stock, no par value (the "Common Stock"), with respect to which Options may be granted under the Plan, shall not exceed the aggregate of 500,000 shares; provided, however, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 14 of this Plan. Such shares may be treasury shares, reacquired shares or authorized but unissued shares.

            (b) The Company shall reserve for issuance pursuant to this Plan such number of shares of Common Stock as may from time to time be subject to Options granted hereunder. If any Option expires or is canceled prior to its exercise in full, the shares theretofore subject to such Option may again be made subject to an Option under the Plan.

            (c) All Options granted under the Plan will constitute non-qualified options (the "Option").

      4. ELIGIBILITY. Options shall be granted only to Non-Employee Directors of the Company.

      5. NON-DISCRETIONARY GRANT OF OPTIONS.

            (a) Non-Employee Directors elected after the effective date of the Plan. Initial Grant. For so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who is elected as a Non-Employee Director of the Company for the first time after the effective date of the Plan, and who is not and has not been an employee of the Company or any of the Company's subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (a "New Director") shall be granted a one-time Option ("Initial Option") to purchase 25,000 shares of Common Stock at a per share exercise price equal to 85% of the Fair Market Value (defined below) of a share of Common Stock on such date (subject to the adjustments provided in Section 14 hereof). This Section 5(a) shall only apply to New Director the first time he or she is elected a director of the Company after the effective date of this Plan.

            (b) Annual Options Grant to Non-Employee Directors. Annual Option. In addition, for so long as (i) this Plan is in effect, and (ii) there are shares available for the grant of Options hereunder, each person serving as an elected Non-Employee Director as of the effective date of this Plan and each New Director (together "Eligible Director") shall be granted automatically, on January 1st of each year (or the next day on which the Company's common stock is traded should the Company's common stock not trade on such date, commencing as of January 1, 2000 and subject to the adjustments provided in Section 14 hereof), an Option to purchase 25,000 shares of Common Stock at a per share exercise price equal to 85% of the Fair Market Value (defined below) of a share of Common Stock. The foregoing notwithstanding, such Eligible Director must have served as a Non-Employee Director continuously for at least thirty (30) days immediately preceding the first day of January of any given year, in order to be eligible for grant of an Annual Option as of January 1st of that year.
Both Initial Options and Annual Options shall be Non-Statutory Options.

            (c) Option Price. For the purposes of this Section 5, the "Fair Market Value" as of any particular date shall mean (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Board in its absolute discretion.

      6. OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Board, which shall be subject to the terms and conditions of the Plan. Any agreement may contain such other terms, provisions and conditions as may be determined by the Board and that are not inconsistent with the Plan.

      7. VESTING AND TERM OF OPTIONS.

            (a) Each Option granted under this Plan shall be subject to vesting pursuant to one of two schedules: (i) vesting in full on the date of grant; or
(ii) vesting in four (4) equal installments commencing on the first anniversary of the date of grant; provided, however, that each such Option, regardless of the manner of vesting, shall be subject to termination as provided in Section 9 hereof. The schedule of vesting, whether vesting in full or in installments, shall be determined by the Board as part of and at the time of the grant; provided however, that any Option granted under this Plan which vests in full on the date of grant as set forth in subsection (i) above, shall be subject, as a condition of such Option grant, to the Company's right to repurchase as provided in Section 16 hereof.

            (b) Each Option agreement shall also provide that the Option shall expire ten years from the date of grant, unless sooner terminated pursuant to
Section 9 hereof.

      8. EXERCISE OF OPTIONS. Options shall be exercisable at any time after their appropriate vesting date, subject to termination as provided in Section 9 hereof and to the Company's right to repurchase as provided in Section 16 hereof. Options shall be exercised by written notice to the Company setting forth the number of shares with respect to which the Option is being exercised and specifying the address to which the certificates representing such shares are to be mailed. Such notice shall be accompanied by cash or certified check, bank draft, or postal or express money order payable to the order of the Company, for an amount equal to the product obtained by multiplying the exercise price of the Option by the number of shares of Common Stock with respect to which the Option is then being exercised. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Eligible Director a certificate or certificates representing the number of shares of Common Stock with respect to which such Option has been so exercised, issued in the Eligible Director's name, provided, however, that such delivery shall be deemed effected for all purposes when the Company's transfer agent shall have deposited such certificates in the United States mail, addressed to the Eligible Director, at the address specified pursuant to this Section 8.

      9. TERMINATION OF OPTIONS. Except as may be otherwise expressly provided in this Plan or otherwise determined by the Board, each Option, to the extent it shall not have been exercised previously, shall terminate on the earliest of the following: (i) on the last day of the three-month period commencing on the date on which the Eligible Director ceases to be a member of the Board for any reason other than the death or total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code) of the Eligible Director, in which case the option may be exercised at any time within eighteen (18) months following termination of such directorship or service, during which period the Eligible Director shall be entitled to exercise all Options held by the Eligible Director on the date on which the Eligible Director ceased to be a member of the Board that could have been exercised on such date; or (ii) ten years after the date of grant of such Option.

      10. TRANSFERABILITY OF OPTIONS. During the term of an Option, the Option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. Each Option shall be exercised during the Eligible Director's lifetime only by the Eligible Director.

      11. NO RIGHTS AS STOCKHOLDER. No Eligible Director shall have any rights as a stockholder with respect to shares covered by an Option until the date of issuance of a stock certificate or certificates representing such shares. Except as provided in Section 14 hereof, no adjustment for dividends or otherwise shall be made if the record date therefore is prior to the date of issuance of certificates representing shares of Common Stock purchased pursuant to exercise of this Option.

      12. INVESTMENT REPRESENTATIONS. Whether or not the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Eligible Director upon the exercise of any Option granted under the Plan.

      13. AMENDMENT OR TERMINATION. The Board may amend, modify, revise or terminate this Plan at any time and from time to time. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board, all outstanding Options may be terminated.

      14. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize the dissolution or liquidation of the Company, any sale or transfer of all or any part of the Company's assets or business, any reorganization or other corporate act or proceeding, whether of a similar character or otherwise, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the Common Stock or the rights thereof; provided, however, that if (i) the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or (ii) the outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, then (a) the number of shares of Common Stock available for the grant of Options under the Plan shall be proportionally adjusted to equal the product obtained by multiplying such number of available shares remaining by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision, (b) the exercise price of any Option then outstanding under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such exercise price by a fraction, the numerator of which is the number of outstanding shares of Common Stock prior to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock after giving effect to such combination or subdivision, and (c) the number of shares of Common Stock issuable on the exercise of any Option then outstanding under the Plan or thereafter granted under the Plan shall be proportionately adjusted to equal the product obtained by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the number of outstanding shares of Common Stock after giving effect to such combination or subdivision and the denominator of which is that number of outstanding shares of Common Stock prior to such combination or subdivision.

      15. COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

            (a) The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares acquirable on exercise of such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to sell or issue any shares on exercise of any Option if the issuance of such shares shall constitute a violation by the Non-Employee Director or the Company of any provisions of any law or regulation of any governmental authority.

            (b) Each Option granted under this Plan shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the shares subject thereto on any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, (ii) the consent or approval of any governmental regulatory body, or (iii) the making of investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained, free of any conditions not acceptable to the Board.

            (c) These provisions do not obligate the Company to register either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such Option, under any state or federal law of the United States or of any other country or governmental subdivision thereof. (d) Any determination by the Board in connection with any of the above determinations shall be final, binding and conclusive.

      16. REPURCHASE RIGHT OF THE COMPANY.

            (a) General. Shares of stock issued or issuable upon exercise of an option grant with immediate vesting, as set forth in Section 7(a)(i), are subject to a right of repurchase by the Company. If the service of a Non-Employee Director to the Company or a subsidiary of the Company is terminated for any reason other than by death or total disability, except as otherwise described in Section 16(d), the Company (or any subsidiary designated by it) shall have the option for 90 days after the termination of service by the Non-Employee Director to repurchase all or any part of his stock issued or issuable upon exercise of the option, as provided in this Section 16.

            (b) Notice. Within 30 days of receiving notice from a Non-Employee Director or his representative of the termination of the director's service to the Company or a subsidiary of the Company, the Company must give notice to the director of the Company's decision whether or not to exercise its repurchase right.

            (c) Repurchase Price. The repurchase price per share repurchased in accordance with this Section 16 shall be the original per share purchase price set forth in the accompanying Notice of Stock Option Grant. The Company's repurchase right at this price lapses at the rate of 25% per year, starting with the first anniversary of the Option Grant, and continues over 4 years, without reference to the date the Option was exercised or became exercisable.

            (d) Shares Acquired Through Exercise of Option After Termination of Services. If the Non-Employee Director exercises in whole or in part his option after termination of his services to the Company for any reason other than death or total disability, the Company shall have, for 90 days after the exercise, the right to repurchase the shares so acquired upon written notice to the Non-Employee Director. The purchase price and terms of payment will be governed by Sections 16(c) and (e) of this Plan.

            (e) Payment of the Purchase Price. The Company's right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of service by the Non-Employee Director (or in the case of securities issued upon exercise of Options after the date of termination, within 90 days after the date of exercise).

            (f) Death Or Total Disability. There shall be no right of repurchase by the Company upon the Non-Employee's death or total disability. The foregoing notwithstanding, the provisions of this Section 16(g) do not extend or otherwise affect the termination of any Option which shall not have been exercised, as otherwise set forth in Section 9 herein.

            (g) Repurchase Right as to Other Shares. The repurchase right of the
Company  shall  apply  as well to all  shares  or  other  securities  issued  in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization ("Other Shares") but such right shall expire on the occurrence of any event or transaction upon which the Option terminates.

      17. INDEMNIFICATION OF BOARD OF DIRECTORS. The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the bylaws of the Company or as a matter of law, contract or otherwise.

      18. ADDITIONAL PROVISIONS. (a) Nothing in the Plan, or in any instrument executed pursuant thereto, shall confer upon any Non-Employee Director either the right or the obligation to continue acting as a director of (or to employment by) the Company, nor shall any Plan provision or instrument executed pursuant thereto affect any right of the Company, its Board and/or its shareholders to terminate the directorship (or employment) of any Non-Employee Director with or without cause. (b) In connection with each option granted pursuant to the Plan, each Non-Employee Director shall make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer is made available to the Company for timely payment of such tax.

      19. EFFECTIVE DATE OF THE PLAN. This Plan shall become effective, subject to stockholder approval, on October 6, 1999. No Option shall be granted pursuant to this Plan on or after December 31, 2009.

      20. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of the State of Texas as such laws are applied to agreements between Texas residents entered into and to be performed entirely within Texas.

                                    EXHIBIT 3


                              POSITRON CORPORATION
                        1999 STOCK BONUS INCENTIVE PLAN~

                                         Date of Board Approval: October 6, 1999
                                     Date of Shareholder Approval: _____________


      1.  PURPOSE  AND  SCOPE.  Positron  Corporation  ("Company")  adopted  the
Positron Stock Bonus Incentive Plan (the "Plan") on October 6, 1999. It is effective as of November 1, 1999 for the 1999 Plan year. The purpose of the Plan is to provide selected employees and outside consultants with stock bonus awards ("Bonus Shares") to reward them for past services and to encourage them to remain in the Company's service as well as providing the Company with a valuable tool to recruit and retain managers, employees and outside consultants of outstanding ability.

      2. DEFINITIONS.

            (a) "Bonus Shares" means the shares of the Company's Common Stock issuable or issued under the Plan.

            (b) "Committee" means the Stock Option Committee appointed by the Company's Board of Directors.

            (c) "Company" means Positron Corporation, a Texas Corporation.

            (d) "Disability" means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months.

            (e) "Participant" means an employee who has been selected for participation in the Plan pursuant to Article 4.

            (f) "Retirement" means that the Participant has retired under a qualified plan, if any, of the Company or is otherwise deemed to have retired by the Committee.

      3. ADMINISTRATION. The Plan shall be administered by the Stock Option Committee of the Board of Directors (the "Committee"), which has been authorized to act on behalf of the Company. The Committee shall determine the meaning and application of the provisions of the Plan. Subject to the terms of the Plan, the Committee shall have the exclusive authority to act on the following matters:

            (a) Select the employees, including officers, who are to become Participants;

            (b) Determine each Participant's stock bonus award;

            (c) Waive or change the Plan's condition as it deems appropriate;

            (d) Adopt, amend or rescind rules, guidelines and forms relating to the Plan; and

            (e) Take any other actions the Committee deems necessary or advisable for the administration of the Plan.

      All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action he or she has taken, or has failed to take, in good faith with respect to the Plan or any bonus award. The Committee may delegate such ministerial actions as it deems necessary or proper.

      4. ELIGIBILITY. The Participants shall be selected from time to time by the Committee from those employees (including officers or directors) and those outside consultants who, in the opinion of the Committee, are in a position to contribute materially to the attainment of the Company's financial objectives and managerial goals. Participation may be based on the recommendations of the Company's officers, subject to the Committee's approval. Such recommendations shall include a recommendation as to the number of Bonus Shares that should be awarded to each such individual. In selecting eligible participants and in determining the number of Bonus Shares it wishes to award, the Committee shall consider the position and responsibility of the eligible participants, the value of their service to the Company and its subsidiary and such other factors as the Committee deems pertinent.

      5. BONUS AWARDS.

            (a) GENERAL. After an employee or outside consultant has been selected as a Participant, the Committee will notify the Participant of his or her selection by letter (the "Award Letter"). The Award Letter will advise the Participant of the number of Bonus Shares awarded. A Participant will be entitled to receive a maximum bonus representing 40% of his or her salary, in the case of an employee. The intention of the Plan is to reward the Participant for helping the Company meet its annual business plan goals through a high level of goal oriented performance that substantially exceeds the day-to-day responsibilities expected of the Participant and for which (s)he is regularly paid a salary or consulting fee.

            (b) PAYMENT. The Committee shall determine the Participant's actual stock bonus award (if any) and such bonus shall be awarded from time to time within the Committee's discretion. To minimize the market impact of the issuance of bonus stock, shares to be issued to a Participant which are valued at less than $3,000 will be issued as soon as practicable following the award, and shares to be issued to a Participant which are valued at $3,000 or more will be issued within 60 days thereafter. Distributions of Bonus Shares may be made from authorized but unissued shares. All authorized and unissued shares issued as Bonus Shares shall be fully paid and nonassessable shares and free from preemptive rights.

            (c) TERMINATION OF SERVICES. No Participant is eligible to receive a bonus award unless such Participant is employed by or actively providing services to the Company at the time the Bonus Award is granted.

            (d) DEATH, DISABILITY OR RETIREMENT. In the event that a Participant ceases to be an employee or service provider by reason of death, disability or retirement the Committee, in its sole discretion, may award a partial bonus to the Participant who otherwise would be eligible (or, in the event of the Participant's death, to his or her Beneficiary). Payment shall be made to the Participant (or his or her Beneficiary as the case may be) according to Article 4(2).

            (e) WITHHOLDING TAXES. Participants shall be obligated to satisfy all federal and state tax withholding obligations arising from the award of Bonus Shares.

            (f) NONTRANSFERABILITY OF RIGHTS. Any right to a stock bonus payment under the Plan shall be nontransferable, except that such right may be transferred to a Beneficiary upon a Participant's death, as provided in Section
4.4. Any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to any such right shall be void and, at the Committee's option, shall cause such right to be forfeited.

      6. STOCK SUBJECT TO THE PLAN. The total number of shares of the Company's Common Stock ("Common Stock") which may be issued under the Plan shall not exceed 1,000,000 shares. Provided in no event may the Company make more than 200,000 shares per year available for issuance pursuant to bonus awards in any single fiscal year of the Company. The Company shall, at all times while the Plan is in force, reserve such number of Common shares as will be sufficient to satisfy the requirements of the number of shares available for issuance under the Plan.

      In the event the outstanding shares of Common Stock are increased or decreased as a result of any stock split, stock dividend, recapitalization or other similar change in corporate structure effected without the receipt of consideration, or if the Common Stock is converted into other shares or securities of the Company or any other corporation as a result of a merger, reorganization, or other similar transaction, then appropriate adjustments shall be made by the Committee to the class and/or number of shares which are available for issuance under the Plan in order that there shall be no dilution or enlargement of benefits hereunder.

      7. BENEFICIARY DESIGNATIONS. Upon commencement of participation, each Participant will name beneficiaries under the plan. If no beneficiaries are named specifically for this purpose, the Company will deem any beneficiaries named for Life Insurance purposes under the Company's Life Insurance Plan, if any, to be beneficiaries named under this Plan. If the participant has not named a beneficiary or if none of the named beneficiaries is living when any payment is to be made, then (a) the spouse of the deceased Participant shall be the beneficiary, or (b) if the Participant has no spouse living at the time of such payment, the then living children of the deceased Participant shall be the beneficiaries in equal shares, or (c) if the Participant has neither spouse nor children living at the time of such payment, the estate of the Participant shall be the beneficiary. The Participant may change the designation of a beneficiary from time to time in accordance with procedures established by the Committee. Any designation of a beneficiary (or an amendment or revocation thereof) will be effective only if it is made in writing on the prescribed form and is received by the Company or the Committee prior to the Participant's death.

      8. SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder until such time as any Bonus Shares are actually issued to such Participant.

      9. NO EMPLOYMENT RIGHTS. No provision of the Plan, nor any bonus opportunity established under the Plan, will be construed to give any person any right to remain in the Company's service. The Company reserves the right to terminate any person's service at any time, with or without cause.

      10. AMENDMENTS OR TERMINATIONS. The Company may amend, suspend or terminate the Plan at any time and for any reason. Neither an amendment of the Plan nor the termination thereof shall affect any Bonus Shares previously issued.


      11. CHOICE OF LAW. The plan shall be construed in accordance with and governed by the laws of the state of texas.

                      (This Page Intentionally Left Blank)

                                    EXHIBIT 4

                              POSITRON CORPORATION
                       1999 EMPLOYEE STOCK PURCHASE PLAN



                                         Date of Board Approval: October 6, 1999
                                    Date of Shareholder Approval: ______________


      1. PURPOSE AND SCOPE. This Employee Stock Purchase Plan (the "Plan") is established to provide Eligible Employees with an opportunity through regular payroll deductions to purchase Common Stock of Positron Corporation (the "Company") so that they may increase their proprietary interest in the Company. The Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "Board of Directors" means the Committee if one has been appointed, or the Board of Directors of the Company if no Committee has been appointed.

            (b) "Code" means the Internal Revenue Code of 1986.

            (c) "Committee" means the committee appointed by the Board of Directors to administer the Plan in accordance with Section 3 below -
"Administration" - if one is appointed.

            (d) "Company" means Positron Corporation and such present or future Subsidiaries, as defined in Section 425 of the Code, of the Company as the Board of Directors shall from time to time designate.

            (e) "Compensation" means the annual base rate of pay of a Participant as of the first day of an Offering Period, determined in accordance with nondiscriminatory rules adopted by the Board of Directors, including commissions, but excluding income with respect to stock options or other stock purchases or moving expense reimbursements.

            (f) "Eligible Employee" means any regular employee of the Company whose date of hire was at least six months prior to the commencement of an Offering Period or an Interim Offering Period and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year.

            (g) "Exchange Act" means the Securities and Exchange Act of 1934.

            (h) "Fair Market Value" of share of Stock means if the shares listed on any national or regional securities exchange, then the last reported sale price on the composite tape of that exchange on the last Business day before the applicable date. If the shares of Stock of the same class are not listed on any national or regional securities exchange and if the sales prices for shares of stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, IncAutomatic Quotations, Inc.
(NASDAQ) National Market (or such other system in use) at the date of determining Fair Market Value, then Fair Market Value means the last reported sales price so reported or, if not so reported, then the average of the high bid and low asked prices on the last Business Day before the date in question.

            (i) "Interim Offering Period" means each three-month period during and within an Offering Period.

            (j) "Option" means the rights of a Participant to purchase Stock during the applicable Offering Period.

            (k) "Offering Date" means the first day of each offering Period.

            (l) "Offering Period" means, in the absence of a specific determination to the contrary by the Board of Director or the Committee, a 27-month period during which contributions may be made toward the purchase of Stock under the Plan. The Board of Directors or the Committee may establish from time to time Option Periods which may be up to twenty-seven (27) months.

            (m)   "Participant"   means  an  Eligible  Employee  who  elects  to
participate in the Plan.

            (n)  "Plan   Account"  means  the  account   established   for  each
Participant pursuant to the Plan.

            (o) "Purchase Price" means the price at which Participants may purchase Stock as determined pursuant to the Plan.

            (p) "Stock" means the Common Stock of the Company.

            (q) "Subsidiary" means a corporation a majority of whose voting shares are owned by the Company.

      3. ADMINISTRATION. The Plan shall be administered by the Board of Directors and/or by a duly appointed Committee. Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. The interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any right to purchase Stock shall be conclusive and binding on all persons.

            (a) DELEGATION TO COMMITTEE. The Board may delegate administration of the Plan to the Committee composed of not fewer than two (2) members of the Board. All of the members of such Committee shall be disinterested persons as defined by the provisions of subparagraph 3(b) - "Disinterested Person." If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan; as may be adopted from time to time by the Board. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect, The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Two members of the Committee shall constitute a quorum for the transaction of business.

            (b) DISINTERESTED PERSON. The term "Disinterested Person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 3 (a), - "Delegation to Committee" - who is not during the one year prior to service as an administrator of the plan, or during such service, granted or awarded equity securities pursuant to the plan or any other plan of the Company or any of its affiliates, except that: (A) participation in a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii) pursuant to the Securities Exchange Act shall not disqualify a director from being a disinterested person; (B) participation in an ongoing securities acquisition plan meeting the conditions in Rule 16b-3(d)(2)(i) shall not disqualify a director from being a disinterested person; (C) an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a director from being a disinterested person; and (D) participation in a plan shall not disqualify a director from being a disinterested person for the purpose of administering another plan that does not permit participation by directors. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.

            (c) NUMBER OF SHARES TO BE OFFERED. The maximum aggregate number of shares which shall be offered under the Plan shall be Five Hundred Thousand (500,000) shares of Stock, subject to adjustment as provided in Section 8 - "Recapitalization, Etc." - hereof In the event that any Option granted under the Plan expires or is terminated for any reason, such shares allocable to the unexercised portion of such Option shall again be subject to an Option under the Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      4. ELIGIBILITY AND PARTICIPATION.

            (a) INITIAL PARTICIPATION. An Eligible Employee shall become a Participant on an Offering Date after satisfying the eligibility requirements by delivering to the Company's payroll office an enrollment form authorizing payroll deductions not less than ten (10) business days prior to such Offering Date. An Eligible Employee who did not enroll in the Plan prior to the Offering Date, or a person who becomes an Eligible Employee after an Offering Date, may enroll in the Plan for the remainder of the Offering Period as of the beginning of the next Interim Offering Period by completing and filing an enrollment form prior to the commencement date of such Interim Offering Period.

            (b) CONTINUED PARTICIPATION. A Participant shall automatically participate in each successive Offering Period (including Interim Offering Periods) until such time as such Participant withdraws from the Plan as set forth below. A Participant is not required to file any additional enrollment forms for subsequent Offering Periods or Interim Offering Periods in order to continue participation in the Plan.

            (c) PAYROLL DEDUCTION RATE. The Participant shall designate on the enrollment form the percentage of Compensation which s/he elects to have withheld for the purchase of Stock, which may be 2%, 4%, 6%, 8% or 10% of the Participant's Compensation. A Participant may reduce (but not increase) the rate of payroll withholding during an Offering Period by filing an amended enrollment form with the payroll office at any time prior to the first day of any Interim Offering Period (for which such change is to be effective), but not more than three (3) changes may be made in any Offering Period (or such other number of changes as may be approved by the Board or the Committee). A Participant may increase or decrease the rate of payroll deduction for any subsequent Offering Period by filing with the Company a new enrollment form for payroll deductions not less than ten (10) days prior to the Offering Date for such subsequent Offering Period.

            (d) MAXIMUM ELECTION. By enrolling in the Plan, a Participant shall be deemed to have elected to purchase the maximum number of whole shares of Stock which can be purchased with the amount of the Participant's Compensation which is withheld during the Offering Period; provided, however, that no Participant may purchase shares of Stock in excess of the amount permitted under
Section 9 - "Limitation on Stock Ownership."

            (e) OFFERING PERIOD. Any Options granted pursuant to the Plan shall be subject to the Company obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of Options and/or Stock.

            (f) PURCHASE PRICE. The Purchase Price for each share of Stock to be purchased under the Plan shall be eighty-five percent (85)% of the Fair Market Value of such share on either (i) the Offering Date (or the date of entry for new or re-enrolling employees) or (ii) the last day of each Interim Offering Period, whichever is less.

            (g) CONTRIBUTIONS. The Purchase Price of the Stock shall be accumulated by payroll deductions throughout the Offering Period, which shall be applied automatically to purchase Stock at the end of each Interim Offering Period. In the absence of a contrary determination prior to the commencement of an Offering Period, each Interim Offering Period shall have a three-month duration. At the end of each Interim Offering Period, accrued payroll deductions will be automatically applied to the purchase of Stock at the Purchase Price. Payroll deductions shall commence on the first payday following the Offering Date (or, in the case of a new or re-enrolling employee, on the first payday following the commencement of the applicable Interim Offering Period) and shall continue unless altered or terminated as provided in the Plan.

            (h) EFFECT OF LEAVE OF ABSENCE. During a leave of absence approved by the Company, a Participant may, for such period as the Committee shall deem reasonable, continue con-tributions to the Plan by making cash payments to the Company on his or her normal paydays in an amount equal to the difference between the amount of his or her regular payroll deductions taken while such employee was participating under the Plan and the amount of his payroll deductions taken while on such leave of absence. Failure to pay any installment within ten (10) days after the payday on which it is due shall be treated as a withdrawal from the Plan.

            (i) PURCHASE OF STOCK. The Company will maintain a Plan Account on its books in the name of each Participant, On each payday the amount deducted from the Participant's Compensation will be credited to the Participant's Plan Account. No interest shall accrue on any such payroll deductions As of the last day of each Interim Offering Period the amount then in the Participant's Plan Account will be divided by the Purchase Price and the amount in the Participant's Plan Account shall be used to purchase the number of whole shares of Stock which result. Share certificates representing the number of shares of Stock so purchased shall be issued and delivered to the Participant as soon as reasonably practicable after the close of each Interim Offering Period. Any balance remaining in a Participant's Plan Account at the end of an Interim Offering Period after deducting the amount of the Purchase Price for the number of whole shares issued to the Participant shall become the beginning balance in the Participant's Plan Account for the next following Interim Offering Period. Any balance remaining in the Participant's Plan Account at the end of an Offering Period after deducting the amount of the Purchase Price for the number of whole shares issued to the Participant shall become the beginning balance in the Participant's Plan Account for the next following Offering Period unless the Participant elects to withdraw from participation. If the Participant withdraws from participation, the balance in the Participant's Plan Account will be refunded to the Participant, without interest.

            (j) WITHDRAWAL. A Participant may elect to withdraw from participation in the Plan at any time before the last day of an Interim Offering Period by filing the prescribed form with the payroll office. At the time of withdrawal the amount credited to the Participant's Plan Account will be refunded in cash, without interest. Upon withdrawal from the Plan accumulated payroll deductions, if any, shall be returned to the withdrawn Participant and the withdrawn Participant's interest in the Plan shall terminate. In the event a Participant voluntarily elects to withdraw from the Plan, such Participant may not resume participation in the Plan until after the expiration of one complete Interim Offering Period; re-enrollment shall be made in the same manner as set forth above for initial participation in the Plan.

      5. PRO RATA ALLOCATION. In the event that the aggregate number of shares which all Participants elect to purchase during an Interim Offering Period shall exceed the number of shares remaining available for issuance under the Plan, the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the sum of the number of shares the Participant has elected to purchase and the denominator of which is the sum of the number of shares which all Participants have elected to purchase.

      6. EFFECT OF TERMINATION OF EMPLOYMENT. Termination of a Participant's employment for any reason, including retirement or death, or the failure of a Participant to remain an Eligible Employee shall be treated as a withdrawal under the Plan. In the event of the Participant's death, the refund of the Participant's Plan Account shall be paid, without interest, to the representative of the Participant's estate. A transfer by a Participant from the Company to a Subsidiary, from one Subsidiary to another, or from a Subsidiary to the Company shall not be treated as a termination of employment.

      7. RIGHTS NOT TRANSFERABLE. The rights or interests of any Participant in the Plan, in any Option granted under the Plan, or in any Stock or moneys to which he or she may be entitled under the Plan, shall not be, transferable by voluntary or involuntary assignment or by operation of law, or by any other manner otherwise than by will or the applicable laws of descent and distribution. If the Participant shall in any manner attempt to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than by will, such act shall be treated as a withdrawal from the Plan.

      8.   RECAPITALIZATION,   ETC.  Subject  to  any  required  action  by  the
shareholders of the Company, the number of shares of Stock covered by each Option under the Plan which has not yet been exercised and the number of shares of Stock which have been authorized for issuance under the Plan but have not yet been placed under an Option (collectively the "Reserves"), as well as the price per share of Stock covered by each Option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Stock, or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of the shares of Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option.

      In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, of the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Participant shall have the right to exercise the Option as to all of the opined Stock, including shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Participant that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

      The Board may also, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Stock covered by each outstanding Option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Stock, and in the event of the Company being consolidated with or merged into any other corporation.

      9. LIMITATION ON STOCK OWNERSHIP. Notwithstanding any provision herein to the contrary, no Participant shall be granted a right to purchase Stock pursuant to Section 4 - "Eligibility and Participation" - if (i) such Participant, immediately after electing to purchase such Stock, would own Stock possessing five (5) percent or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company, or
(ii) under the terms of the Plan the rights of the employee to purchase Stock under this and all other qualified employee stock purchase plans of the Company or its Subsidiaries would accrue at a rate that exceeds $20,000 of fair market value of such Stock (determined on the Offering Date) for each calendar year for which such right is outstanding at any time. For purposes of this Section 9, ownership of Stock shall be determined by the attribution rules of Section 424(d) of the Code and Participants shall be considered to own any Stock which they have a right or option to purchase under this or any other stock purchase plan.

      10. LIMITATIONS ON OFFICERS AND DIRECTORS. Participants subject to the provisions of Section 16 of the Exchange Act (Company officers and directors) must comply with the following requirements:

            (a) Shares of Stock purchased pursuant to the Plan must be held and may not be transferred for a period of six (6) months from the date of purchase, provided, however, that distributions in connection with death, retirement, disability, termination of employment, or a qualified domestic relations order as defined by the Code, or the rules thereunder, are not subject to the requirement set forth in this subparagraph 10(a).

            (b) Officer and director Participants who cease participation in the Plan may not participate again for a period of at least six (6) months.

            (c) Shares of Stock purchased pursuant to the Plan must be held for at least six (6) months from the date the Purchase Price is fixed.

      11. RIGHTS AS AN EMPLOYEE. Nothing in the Plan shall be construed to give any Participant the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company and its Subsidiaries or the Participant to terminate such employment at any time with or without cause.

      12. RIGHTS AS A SHAREHOLDER. A Participant shall have no rights as a shareholder with respect to any shares of Stock he or she may have a right to purchase under the Plan until the date of issuance of a stock certificate to such Participant for shares issued pursuant to the Plan.

      13. COVENANTS OF THE COMPANY.

            (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

            (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Stock upon exercise of the rights granted under the Plan. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

      14. USE OF PROCEEDS FROM STOCK. Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

      15. AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors shall have the right to amend, modify or terminate the Plan at any time without notice, provided that no Participant's existing rights are adversely affected thereby, and provided further that no amendment of the Plan shall be effective until such amendment is approved by a vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company within twelve months before or after the date upon which such action is taken by the Board of Directors, if such amendment would:

            (a) Increase the aggregate number of shares of Stock to be issued under the Plan (except as provided in Section 8 "Recapitalization, Etc." - hereof);

            (b)  Materially   modify  the   requirements   for   eligibility  to
participate in the Plan;

            (c) Increase the maximum number of shares of Stock which a Participant may purchase in any Offering Period;

            (d) Extend the term of the Plan;

            (e) Alter the Purchase Price formula so as to reduce the price for shares of Stock to be purchased under the Plan;

            (f)  Otherwise   materially   increase  the  benefits   accruing  to
Participants under the Plan; or

            (g) Cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.

      16. TERMINATION OR SUSPENSION OF THE PLAN.

            (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

            (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted.


      17. EFFECTIVE DATE OF PLAN. The plan shall become effective upon adoption by the Board or the shareholders, whichever is earlier. Rights granted under the Plan shall be subject to revocation unless and until the Plan has been approved by the shareholders of the Company.

                      (This Page Intentionally Left Blank)

                              POSITRON CORPORATION
               1999 EMPLOYEE STOCK PURCHASE PLAN ENROLLMENT FORM



      For the Offering Period beginning:  _____________, _____________

      For the Interim (Three Month)
      Offering Period beginning:  _____________, _____________

_______ Application to begin participation
_______ Change in Payroll Deduction Rate~

_______ Change of Beneficiary(ies)



      1. _________________hereby elects to participate in the 1999 Positron Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Enrollment Form and the Employee Stock Purchase Plan.

      2. I hereby authorize payroll deductions from each paycheck in the amount of 2%, 4%, 6%, 8% or 10% (please circle one) of my Compensation during the Offering Period in accordance with the Stock Purchase Plan.

      3. I understand that said deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically purchase shares. I understand that no interest shall accrue on any funds deducted under the terms of the Plan.

      4. I have received a copy of the complete "1999 Positron Corporation Employee Stock Purchase Plan." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that participation in the Stock Purchase Plan under this Enrollment Form is subject to obtaining shareholder approval of the Stock Purchase Plan.

      5. Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of (employee and/or spouse only).

      6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the applicable Offering Date (the first day of the Offering Period during which I purchased such shares) or within I year after the final day of the applicable Interim Offering Period (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the holding period described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares or (2) 15% of the fair market value of the shares on the first day of the applica-ble Offering Period. The remainder of the gain, if any, recognized. on such disposition will be taxed as capital gain.

      7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Enrollment Form is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

      8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:


NAME: (Please print)     _________________________________________________
                            (First)          (Middle)          (Last)

Relationship             _________________________________________________
                         Relationship

                         _________________________________________________
                         (Address)

NAME: (Please print)     _________________________________________________
                             (First)          (Middle)          (Last)

Relationship             _________________________________________________
                         Relationship

                         _________________________________________________
                        (Address)

             POSITRON CORPORATION~1999 EMPLOYEE STOCK PURCHASE PLAN


                              NOTICE OF WITHDRAWAL



      The undersigned participant in the Offering Period of the 1999 Positron Corporation Employee Stock Purchase Plan which began on 19 (please insert date) hereby notifies the Company that he or she hereby withdraws from the Offering Period. S/He hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Enrollment Form. The undersigned understands that upon withdrawal from a particular Offering Period, he or she is precluded from subsequent participation for a period of time specified in the Plan.



                               Name and Address of Participant

                               _______________________________

                               _______________________________

                               _______________________________

                               Signature

                               _______________________________

                               Dated:_________________________

                      (This Page Intentionally Left Blank)

      THE UNDERSIGNED HEREBY ACKNOWLEDGE RECEIPT OF (A) NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 17, 1999, (B) THE ACCOMPANYING PROXY STATEMENT, AND (C) THE ANNUAL REPORT OF THE COMPANY ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE QUARTERLY REPORT OF THE COMPANY ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 1999. THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ABOVE.

                                         Date:____________________________, 1999

                                         _______________________________________

                                         _______________________________________
                                                (Signature of Stockholder)

                                         Please   sign   exactly  as   signature
                                         appears     at     left.     Executors,
                                         administrators,   traders,   guardians,
                                         attorneys-in-fact,   etc.  should  give
                                         their  full  titles.  If  signer  is  a
                                         corporation, please give full corporate
                                         name and have a duly authorized officer
                                         sign,  stating title. If a partnership,
                                         please  sign  in  partnership  name  by
                                         authorized    person.   If   stock   is
                                         registered  in two names,  both  should
                                         sign.

                              POSITRON CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 17, 1999


S. Lewis Meyer or Gary H. Brooks, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the annual meeting of shareholders of POSITRON CORPORATION to be held at the Company's headquarters offices located at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084 at 10:00 a.m. local time on Friday, December 17, 1999, and at any postponements or adjournments of that meeting as set forth below, and in their discretion to act upon any other business that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW:

1. To elect directors to hold office until the 2000 annual meeting of shareholders or until their successors are elected.

     [ ]  FOR all nominees listed below   [ ]  WITHHOLD AUTHORITY
     (except as marked below)              to vote for all nominees listed below

     Nominees:  S. Lewis Meyer, Gary H. Brooks,  Gary B. Wood, Antonio P. Falcao

To withhold authority to vote for any nominee, write that nominee's name below:

--------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL TWO BELOW:

2. To approve the 1999 Stock Option Plan and the authorization of 4,000,000 common shares issuable pursuant to that Plan.

           [ ]  FOR        [ ]  AGAINST           [ ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL THREE BELOW:

3. To approve the 1999 Non-Employee Directors' Stock Option Plan and the authorization of 500,000 common shares issuable pursuant to that Plan.

           [ ]  FOR        [ ]  AGAINST           [ ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL FOUR BELOW:

4. To approve the 1999 Stock Bonus Incentive Plan and authorization of 1,000,000 common shares issuable pursuant to that Plan.

           [ ]  FOR        [ ]  AGAINST           [ ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL FIVE BELOW:

5. To approve the 1999 Employee Stock Purchase Plan and the authorization of 500,000 common shares issuable pursuant to that Plan.

           [ ]  FOR        [ ]  AGAINST           [ ]  ABSTAIN

6. To ratify the appointment of Ham, Langston & Brezina as the Company's independent auditors for the fiscal year ended December 31, 1998.

           [ ]  FOR        [ ]  AGAINST           [ ]  ABSTAIN